UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Skinny Nutritional Corp.

(Name of Registrant as Specified In Its Charter)

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SKINNY NUTRITIONAL CORP.
Three Bala Plaza East, Suite 101
Bala Cynwyd, PA 19004

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 2, 2009

To the Stockholders of
SKINNY NUTRITIONAL CORP.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SKINNY NUTRITIONAL CORP. will be held at The Hilton Philadelphia - City Avenue, 4200 City Avenue, Philadelphia, Pennsylvania 19131 on July 2, 2009 at 3:00 p.m., Eastern time. The Annual Meeting of Stockholders is being held for the purpose of:

1.	Electing four (4) Directors to the Board of Directors of Skinny Nutritional Corp.;

2.	Amending the Articles of Incorporation to Increase the Authorized Number of Shares of Common Stock;

3.	Amending the Articles of Incorporation to Increase the Authorized Number of Shares of Preferred Stock;

4.	Adopting the 2009 Equity Incentive Compensation Plan; and

5.	Transacting such other business as may properly be brought before the meeting or any adjournment thereof.

The close of business on May 12, 2009 has been fixed as the Record Date for the determination of Stockholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope, or vote by telephone or internet, to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Corporation, in writing, prior to the Annual Meeting of Stockholders.

By Order of the Board of Directors,

Michael Salaman, Chairman

Dated: May 28 , 2009

YOUR VOTE IS VERY IMPORTANT.

REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IN ORDER TO ASSURE YOUR REPRESENTATION, YOU ARE URGED TO VOTE AS SOON AS POSSIBLE BY PROXY EITHER VIA TELEPHONE, INTERNET OR MAIL, IN ACCORDANCE WITH THE VOTING INSTRUCTIONS ON YOUR PROXY CARD.  IF YOU VOTE BY MAIL, YOU SHOULD MARK, SIGN AND DATE THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

i

SKINNY NUTRITIONAL CORP.
Three Bala Plaza East, Suite 101
Bala Cynwyd, PA 19004

PROXY STATEMENT
for
Annual Meeting of Stockholders
To Be Held on July 2, 2009

This Proxy Statement and the accompanying form of proxy have been mailed on or about May 28 , 2009 to the stockholders of record of shares of Common Stock and Series A Preferred Stock as of May 12, 2009, of SKINNY NUTRITIONAL CORP. (the “Company” or “Skinny Nutritional”), a Nevada corporation, in connection with the solicitation of proxies by the Board of Directors of Skinny Nutritional for use at the Annual Meeting of Stockholders to be held at 3:00 p.m. (Eastern time) at The Hilton Philadelphia - City Avenue, 4200 City Avenue, Philadelphia, Pennsylvania 19131 on Thursday, July 2, 2009 and at any adjournment thereof.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

On May 12, 2009 (the “Record Date”), there were issued and outstanding 225,484,079 shares of Common Stock and 12,795  shares of Series A Preferred Stock. Only holders of Common Stock and Series A Preferred Stock of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof.

Under the Company’s Articles of Incorporation, as amended, each share of Common Stock is entitled to one vote on each matter submitted to stockholders and each share of Series A Preferred Stock is entitled for voting purposes to the number of votes equal to the number of shares of Common Stock into which it is then convertible, rounded to the nearest whole number. Each share of Series A Preferred Stock is presently convertible into 1,666.67 shares of Common Stock. The holders of shares of Series A Preferred Stock are entitled to vote together with the holders of Common Stock on all matters as to which holders of Common Stock are entitled to vote, as a single class. Accordingly, there will be the equivalent of a total of 246,809,079 votes entitled to vote on the matters presented at this meeting.

Shares of Skinny Nutritional’s Common Stock and Series A Preferred Stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted:

1.	FOR the election of the four (4) persons nominated by the Board of Directors;

2.	FOR the amendment to our Articles of Incorporation to increase the number of authorized shares of common stock;

3	FOR the amendment to our Articles of Incorporation to increase the number of authorized shares of preferred stock;

4.	FOR the adoption of the 2009 Equity Incentive Compensation Plan; and

5.	FOR such other matters as may be properly brought before the meeting and for which the persons named on the enclosed proxies determine, in their sole discretion to vote in favor.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS’ MEETING TO BE HELD ON JULY 2, 2009: Copies of this Proxy Statement, the form of Proxy and our 2009 Annual Report to Stockholders are available online at http://www.shareholdermaterial.com/SKNY.

Quorum and voting

A majority of our outstanding shares of Common Stock and Series A Preferred Stock as of the Record Date must be present at the meeting in person or by proxy in order to hold the meeting and conduct business. This presence is called a quorum. Shares are counted as present at the meeting if you are present and vote in person at the meeting, or if you have either properly submitted a proxy card or voted in accordance with the internet or telephone voting instructions provided to you. In addition, abstentions and broker non-votes will be considered to be shares present at the meeting for purposes of a quorum, which will be the presence, in person or by proxy, of a majority of the issued and outstanding shares of Common Stock and Series A Preferred Stock entitled to vote. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker does not receive voting instructions from the beneficial owner and the broker lacks discretionary authority to vote the shares.

Please complete, date and sign the accompanying proxy card and promptly return it in the enclosed envelope or otherwise mail it to us. Alternatively, if you wish to vote via the Internet or telephone, please follow the instructions provided to you. All executed, returned proxies that are not revoked will be voted in accordance with the included instructions.

Election of Directors is by plurality vote, with the four nominees receiving the highest vote totals to be elected as Directors of Skinny Nutritional. Accordingly, abstentions and broker non-votes will not affect the outcome of the Election of Directors.

Approval of both of the proposals to amend the Articles of Incorporation to increase our authorized number of shares of Common Stock and Preferred Stock requires the affirmative vote by holders of a majority of the outstanding shares of Common Stock and Series A Preferred Stock entitled to vote on the matters. Therefore, in each of these cases an abstention or a broker “non vote” will have the effect of a negative vote.

Approval of the adoption of the 2009 Equity Incentive Compensation Plan (the “2009 Equity Plan”) requires the affirmative vote by holders of at least a majority of the votes cast at the meeting. Abstentions from voting in this case are counted as “votes cast” with respect to the proposal and, therefore, have the same effect as a vote against the proposal. Shares deemed present at the meeting but not entitled to vote because of either shareholder withholding or broker non-vote are not deemed “votes cast” with respect to the proposal and therefore will have no effect on the vote.

In addition, the proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Annual Meeting of Stockholders. The Board of Directors is not currently aware of any such other matters. The persons named as proxies may propose one or more adjournments of the meeting to permit further solicitations of proxies or for other reasons. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the meeting.

Stockholders whose shares are registered in their own names may vote via the Internet, by telephone or by mailing a completed proxy card as an alternative to voting in person at the meeting. Instructions for voting via the Internet or by telephone are set forth on the enclosed proxy card. To vote by mailing a proxy card, sign and return the enclosed proxy card in the enclosed prepaid and addressed envelope, and your shares will be voted at the meeting in the manner you direct.

If your shares are registered in the name of a bank or brokerage firm you will receive instructions from your holder of record that must be followed in order for the record holder to vote the shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided. If you either return your signed proxy or submit your proxy using the Internet or telephone procedures that may be available to you, your shares will be voted as you direct.

In the event that you return a properly signed proxy card on which no directions are specified, your shares will be voted FOR each of the nominees of the Board of Directors (Proposal No. 1), FOR the proposal to amend the Articles of Incorporation to increase the authorized number of shares of Common Stock (Proposal No. 2), FOR the proposal to amend the Articles of Incorporation to increase the authorized number of shares of Preferred Stock (Proposal No. 3), FOR the proposal to adopt the 2009 Equity Plan (Proposal No. 4) and in the discretion of the proxy holders as to any other matters that may properly come before the meeting.

Revocation of proxies

Any proxy may be revoked at any time before it is voted. A stockholder may revoke a proxy by notifying the Secretary of Skinny Nutritional either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. Revocation is effective only upon receipt of such notice by the Secretary of Skinny Nutritional. Stockholders who hold their shares through a broker, bank or other nominee and wish to vote at the meeting must bring to the meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares to be voted.

Solicitation of Proxies

Skinny Nutritional will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from stockholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Company’s Common Stock and Series A Preferred Stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

Annual Report

    The Annual Report to Stockholders for the fiscal year ended December 31, 2008, including financial statements, accompanies this Proxy Statement. The principal executive offices of Skinny Nutritional are located at Three Bala Plaza East, Suite 101, Bala Cynwyd, PA  19004. The Company’s telephone number is (610) 784-2000.

Recommendation of the Board of Directors

    The Board of Skinny Nutritional recommends that you vote FOR each of the nominees of the Board of Directors (Proposal No. 1), FOR the proposal to amend the Articles of Incorporation to increase the authorized number of shares of Common Stock (Proposal No. 2), FOR the proposal to amend the Articles of Incorporation to increase the authorized number of shares of Preferred Stock (Proposal No. 3), and FOR the adoption of the 2009 Equity Plan (Proposal No. 4).

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our by-laws provide that the number of persons on the Board of Directors shall be as determined by the Board of Directors. Our Board of Directors currently consists of four members. In May 2009, our Board of Directors nominated the four persons listed below in the table captioned “Nominees” for election at the Annual Meeting to serve for a term of one year and until their successors are duly elected and qualified. All of the nominees for directors being voted upon at the Annual Meeting are directors standing for re-election except for Mr. William R. Sasso. In considering the slate of nominees set forth in this proposal, the Board did not nominate Mr. Michael Reis, who has served as a director and as our interim Chief Operating Officer since October 2006, for re-election.

The affirmative vote of a plurality of the outstanding shares of Common Stock and Series A Preferred Stock present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors is required to elect the directors. All proxies received by the Board of Directors will be voted for the election as directors of the nominees listed below if no direction to the contrary is given. All of the nominees have consented to serve as directors. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur.

All directors hold office until the next annual meeting of stockholders or until their successors are elected and qualify. Officers are elected annually by, and serve at the discretion of, the Board of Directors. There are no familial relationships between or among any of our officers or directors. Biographical information regarding the nominees for election as directors and our executive officers is included below. The following table sets forth certain information about our nominees for election to the Board of Directors and our current executive officers.

Nominees

Name	Age	Positions with the Company	Director Since

Nominees

Ronald Wilson	60	Director, Chief Executive Officer and President	2008

Michael Salaman	47	Chairman of the Board of Directors	2002

Donald J. McDonald	56	Director and Chief Financial Officer	2006

William R. Sasso	62	Nominee	N/A

Biographical Information

Ronald Wilson. Mr. Wilson became our President and Chief Executive Officer in December 2008. Mr. Wilson has worked in the soft drink industry for over 38 years, spending the majority of his career with the Philadelphia Coca-Cola Bottling Company. He began his career with Coca-Cola in 1977 as a Financial Analyst with Coca-Cola Bottling Co. of N.Y. During the succeeding years, Mr. Wilson was promoted within Coke New York to a number of positions, including Vice President/General Manager for Coke New York’s Northern New England operation and Vice President/General Manager for the New Jersey division. In 1985, Mr. Wilson was appointed the President and Chief Operating Officer for The Philadelphia Coca-Cola Bottling Company and held this office until his retirement in November 2006. He began his career in 1969 at a PepsiCo Inc. owned plant in various capacities in production, warehousing, and sales. Mr. Wilson serves on numerous charitable and industry boards and currently is the Vice Chair for the Board of Overseers at Rutgers University, and is as an advisor to Rutgers School of Business. Mr. Wilson has also served as the President of The Coca-Cola Bottlers’ Association and a board member of The Dr. Pepper Bottlers’ Association. Mr. Wilson graduated from Rutgers University in 1971 with a Bachelor’s degree in history.

Michael Salaman.  Michael Salaman has served as our Chairman since January 2002 and was our Chief Executive Officer from that date until March 8, 2006. Mr. Salaman has over 20 years experience in the area of new product development and mass marketing. Mr. Salaman began his business career as Vice President of Business Development for National Media Corp., an infomercial marketing Company in the United States from 1985-1993. From 1995-2001, Mr. Salaman started an Internet company called American Interactive Media, Inc., a developer of set-top boxes and ISP services. In 2002, Mr. Salaman became the principal officer of the Company and directed its operations as a marketing and distribution company and in 2005 focused the Company’s efforts in the enhanced water business.

Donald J. McDonald. Donald J. McDonald joined us as President and Chief Executive Officer, and a director, in October 2006. Subsequently, he became our Chief Financial Officer in July, 2007. Mr. McDonald was replaced by Mr. Wilson as the Company’s President and Chief Executive Officer in December 2008. Mr. McDonald has over 25 years of experience as a senior executive and 19 years experience in the cable television, broadcast and video production industries with expertise in financial management, sales, marketing and corporate governance. Since April 2002, Mr. McDonald has served as the President of Summit Corporate Group, Inc., providing executive management and corporate advisory services to a number of companies. Prior to that, from March 1999 to March 2002, Mr. McDonald was the President of Directrix, Inc., a publicly-traded company providing media production and distribution services. Prior to that, Mr. McDonald was in an executive capacity for a number of companies including National Media Corp., LSI Communications, Inc. and Spice Direct Entertainment Co. Mr. McDonald graduated with a B.S. from Villanova University in 1974.

William R. Sasso.  William R. Sasso is the Chairman of Stradley Ronon Stevens & Young, a regional law firm based in Philadelphia. He is also a partner in the Business Practice Group where he counsels privately and publicly held companies and religious and nonprofit organizations in various matters, including general corporate and securities law, mergers and acquisitions, health care, tax and real estate. He has served as chairman of the firm’s management committee and board of directors since 1994. In addition to his legal practice, he is widely recognized as a community leader in the Delaware Valley. He served as chairman of the board of directors of the Greater Philadelphia Chamber of Commerce (2003-2004). He continues to serve on the Chamber’s board and executive committee.  He also chairs the board of Holy Redeemer Health System. Mr. Sasso received a J.D. from Harvard Law School and a B.A. from LaSalle University.  Information pertaining to certain transactions between Mr. Sasso and the Company is provided below under the caption “Certain Relationships and Related Transactions and Director Independence”.

Director Independence; Meetings of Directors; Committees of the Board

As of the date of this proxy statement, our Board of Directors consists of four individuals. None of our current directors is independent as defined in the Marketplace Rules of The Nasdaq Stock Market. During the fiscal year ended December 31, 2008, our board of directors held one meeting and acted by unanimous written consent on 10 occasions. No member of the Board of Directors attended less than 75% of the aggregate number of the total number of meetings of the Board of Directors.

Due to the fact that our Board currently consists of four persons, none of whom are independent, we have not formally constituted any Board committees, including an audit committee. None of our current directors qualifies as an “audit committee financial expert” as defined in Item 401 under Regulation S-K of the Securities Act of 1933. In addition to the new nominees to serve on our Board as described in the Proposal, we will continue to seek to expand our Board membership to include independent directors, including at least one person that satisfies the definition of “financial expert.”

Except in the event of unexpected or unusual circumstances, all nominees for director are expected to be present at the Annual Meeting of Stockholders. We did not hold an annual meeting of stockholders during 2008.

Compliance with Section 16(a) of the Securities Exchange Act

Section 16(a) of the Securities Exchange Act of 1933, as amended, requires our directors and executive officers, and persons who own more than 10% of our outstanding Common Stock (collectively, “Reporting Persons”) to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our Common Stock. Reporting Persons are also required by SEC regulations to furnish us with copies of all such ownership reports they file. Based solely on our review of the copies of such reports received or written communications from certain Reporting Persons, we believe that, during the 2008 fiscal year, all Reporting Persons complied with all Section 16(a) filing requirements.

Code of Ethics

Our Board of Directors adopted a Code of Ethics, as defined by Rule 406 of Regulation S-K on March 30, 2009. A copy of this Code of Ethics was filed as Exhibit 14.1 to our Annual Report on Form 10-K for the year ended December 31, 2008. Our Code of Ethics and Business Conduct covers all our employees and directors, including our named executive officers.

Evaluation of Board Candidates and Stockholder Nominees and Communications

    The Company does not currently have a Nominating Committee. Due to the current size and composition of the Board, the functions customarily attributable to a Nominating Committee are performed by the Board as a whole. The Company’s Board believes that it is not necessary at present to have a standing Nominating Committee or a charter with respect to the nomination process because the size and composition of the Board allow it to adequately identify and evaluate qualified candidates for directors. However, the Company’s Board may consider appointing such a committee in the future. Currently, each of the Company’s directors participates in the consideration of director nominees, and the evaluation of candidates on the basis of financial literacy, industry knowledge, relevant experience, stockholder status, moral character, independence and willingness and ability to serve. The persons nominated for election as directors at this year’s Annual Meeting were nominated by the Board as a whole. The Board considers candidates for election to our Board of Directors, whether recommended by security holders or otherwise, in accordance with the following criteria, applicable to all candidates:

●	Nominees shall have a reputation for integrity, honesty and adherence to high ethical standards.

●
Nominees should have demonstrated business acumen, experience and the ability to exercise sound judgment in matters that relate to current and long-term objectives of the Company and should be willing and able to contribute positively to our decision-making process.

●	Nominees should have a commitment to understand the Company and its industries and to regularly attend and participate in meetings of the Board and its committees.

●
Nominees should have the interest and ability to understand the sometimes conflicting   interests of the various constituencies of the Company, which include shareholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all shareholders.

●
Nominees should not have, nor appear to have, a conflict of interest that would impair the nominees’ ability to represent the interests of all of the Company shareholders and to fulfill the responsibilities of a director.

●	Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, disability or any other basis proscribed by applicable law.

The renomination of existing directors is not viewed as automatic, but shall be based on continuing qualification under the criteria set forth above. In addition, the Board considers the existing directors’ performance on the Board and any committee thereof.  The Board also considers the backgrounds and qualifications of the directors considered as a group and our ability to attract other persons to serve in light of our industry, financial condition and financial resources. The Board desires to ensure that the Board, when taken as a whole, should provide a significant breadth of experience, knowledge and abilities that assist the Board in fulfilling its responsibilities. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. The Board may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

Stockholders may nominate qualified director candidates for consideration by delivering notice to our Corporate Secretary at our principal executive offices in accordance with the provisions of our Bylaws and the provisions set forth herein under the heading “Stockholder Proposals.” The notice must contain certain prescribed information about the proponent and the nominee(s), including such information about the nominee(s) as would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had such nominee been nominated by the Board. The Board did not adopt any modifications to the procedures by which security holders may recommend nominees to its board of directors.

            Any stockholder who wishes to communicate with the Board of Directors should send a written letter to the Secretary of the Company, at the Company’s principal address.  Letters may be directed to the Board as a whole or to individual members. Our corporate secretary will relay all such communications to the Board of Directors, or individual members, as appropriate.

Board of Advisors

On March 20, 2008, the Company established an advisory board to provide advice on matters relating to the Company’s products. The Company will seek to appoint up to five individuals to its advisory board. On March 20, 2008, the Company appointed the following individuals to its advisory board: Pat Croce, Ronald Wilson and Michael Zuckerman. We subsequently appointed Mr. Wilson as our Chief Executive Officer and elected him to serve on our Board of Directors. Other than with respect to Mr. Croce, the Company issued each of the initial members of its advisory board warrants to purchase 1,500,000 shares of Common Stock, exercisable for a period of five years at a price of $0.05. Mr. Croce received an aggregate of 3,000,000 warrants following his appointment to our advisory board.

Other Executive Officer

Name	Age	Office

Michael Reis	63	Interim Chief Operating Officer

Michael Reis.  Michael Reis became our interim Chief Operating Officer and a director in October 2006. Since April 2003, Mr. Reis operates a consulting practice through M.R. Reis Co., pursuant to which he provides business and accounting consulting services. Prior to that, Mr. Reis was the Chief Financial Officer of Weaver Nut Co., a position he held from June 2001 through April 2003. Prior to that, Mr. Reis began his career as an accountant with Deloitte & Touche and thereafter held executive positions with a number of companies including serving as the Chief Financial Officer of Public Gas Co., the Chief Financial Officer of Waste Masters, Inc., the President of Pollution Control Industries and a Senior Vice President of ENSI. Mr. Reis graduated from Bloomfield College & Seminary in 1973 with a B.A. in Accounting and Mathematics.

Certain Relationships and Related Transactions and Director Independence

Except as disclosed herein, we have not entered into any material transactions or series of similar transactions with any director, executive officer or any security holder owning 5% or more of our common stock. For information concerning employment agreements with, and compensation of, our executive officers and directors, see the disclosure in the section of this proxy statement captioned “Executive Compensation.”  Currently, we do not have any independent directors.

We had obtained a $500,000 letter of credit with Wachovia Bank to secure our purchase orders with Agrokor, a former supplier. This letter of credit was secured by personal assets of our Chairman and bore interest at a rate of 7.5% per annum. We borrowed $314,000 against this letter of credit in placing our initial order with Agrokor for 1,200,000 bottles of product. The letter of credit was originally supported by a $500,000 demand note (line of credit) issued to Wachovia through Madison Bank. On June 1, 2005, our obligations were transferred to Madison Bank. The interest on the demand note is one percent above the prime rate and the outstanding balance is due on the bank’s demand. On January 4, 2007, we entered into a Forbearance Agreement with Madison Bank concerning the repayment of this obligation. Pursuant to the Forbearance Agreement, we and the Bank agreed to the following repayment schedule for the outstanding balance due: (a) an initial amount of $17,000 was paid upon execution of the Agreement; (b) monthly installments of $5,000 will be payable by the first day of each month through May 2007; and (c) a final payment of the remaining outstanding balance due will be due on or before May 31, 2007.  On April 4, 2007, the Company closed on a secure loan arrangement with Valley Green Bank pursuant to which it will receive funds in the amount of $350,000. The Company has applied this amount to satisfy its obligations to Madison Bank. Interest will be charged on the unpaid principal of this new loan arrangement until the full amount of principal has been paid at the rate of 8.25% per annum. Pursuant to this arrangement with Valley Green Bank, the loan is secured by collateral consisting of a perfected first priority pledge of certain marketable securities held by the Company’s Chairman and entities with which he is affiliated. The Company also agreed to a confession of judgment in favor of the bank in the event it defaults under the loan agreements. The loan agreements also require the consent of the bank for certain actions, including incurring additional debt and incurring certain liens. The Company was obligated to repay this new loan in full immediately on the bank’s demand, but in no event later than March 20, 2008 and was extended to March 20, 2009.  The current balance on the loan is $140,000. In April 2009, the bank agreed to extend the maturity of this loan until July 2010. Our Board authorized an issuance of 2,000,000 restricted shares of common stock to Michael Salaman in consideration for his agreement to personally guarantee the Company’s loan from Valley Green Bank.

On November 23, 2007, the Company entered into a one-year factoring agreement with United Capital Funding of Florida (“UCF”). The agreement provides for an initial funding limit of $300,000. Subsequently, our borrowing limit was increased to $750,000. As of December 31, 2008, an amount of $3,199 was outstanding under this arrangement. All accounts submitted for purchase must be approved by UCF. Presently, the applicable factoring fee is 0.30% of the face amount of each purchased account and the purchase price is 85% of the face amount. UCF will retain the balance as a reserve, which it holds until the customer pays the factored invoice to UCF. In the event the reserve account is less than the required reserve amount, we will be obligated to pay UCF the shortfall. In addition to the factoring fee, we will also be responsible for certain additional fees upon the occurrence of certain contractually-specified events. As collateral securing the obligations, we granted UCF a continuing first priority security interest in all accounts and related inventory and intangibles. Upon the occurrence of certain contractually-specified events, UCF may require us to repurchase a purchased account on demand. In connection with this arrangement, each of our Chairman and Chief Financial Officer agreed to personally guarantee our obligations to UCF. The agreement will automatically renew for successive one year terms until terminated. Either party may terminate the agreement on three month’s prior written notice. We are liable for an early termination fee in the event we fail to provide them with the required written notice. On March 24, 2008, the Company’s Board of Directors approved the grant of an aggregate of 2,075,000 restricted shares of common stock to each of our Chairman and Chief Financial Officer, in consideration of their agreement to provide a personal guaranty in connection with this arrangement.

In connection with the Company’s private placement in 2008 of $1,875,000 shares of its common stock, the Company’s Chief Executive Officer, Chief Financial Officer and Chairman agreed not to exercise a total of 12,000,000 options and 2,000,000 warrants beneficially owned by them until such time as the Company’s stockholders adopt an amendment to its Articles of Incorporation to increase the number of the Company’s authorized shares of common stock.

As described above, prior to becoming our Chief Executive Officer, Mr. Wilson was appointed to our Advisory Board in March 2008 and in connection with that appointment was granted warrants to purchase 1,500,000 shares of Common Stock exercisable at $.05 per share. Mr. Wilson had participated in a private placement of our common stock in April 2008 and purchased 2,500,000 shares of Common Stock in that transaction. Subsequently, we granted Mr. Wilson an additional warrant to purchase 1,000,000 shares of Common Stock in April 2008, in consideration for additional consulting services provided by Mr. Wilson to us. These warrants are also exercisable for a period of five years at a price of $0.05 per share. On April 29, 2009, the Company’s Chief Executive Officer purchased 600 shares of Series A Preferred Stock in the Company’s private offering of such securities.

Mr. Sasso participated as an investor in certain private placements conducted by Skinny Nutritional Corp. In January 2009, the Company issued to Mr. Sasso an aggregate of 1,250,000 shares of common stock of the Company, which shares were issued at a per share price of $0.04. In addition, in May 2009, Mr. Sasso purchased an aggregate of 500 shares of the Company’s Series A Preferred Stock for a total purchase price of $50,000. The shares of Series A Preferred Stock, however, are not outstanding as of the Record Date. Mr. Sasso is a partner at the law firm of Stradley, Ronon, Stevens & Young, LLP, which provides legal services to us from time to time as outside counsel. During the 2009 and 2008 fiscal years, we paid fees for legal services to this firm in the aggregate amount of $50,315.64 and $72,157.22, respectively.  Mr. Sasso’s interest in this relationship arises from his position as Chairman and a partner at this firm. In management’s opinion, the terms of such services were substantially equivalent to those which would have been obtained from unaffiliated parties.

            Since March 2008, Mr. Pasquale W. Croce, Jr., a beneficial owner of more than 5% of our outstanding Common Stock, has served on the Company’s board of advisors and through an affiliated entity entered into a consulting agreement the Company pursuant to which he agreed to endorse and advertise the Company’s products. In consideration for these services, the Company agreed to pay a royalty equivalent to $1.00 for each case of endorsed product sold by the Company for the duration of his endorsement services. In March 2008, the Company granted Mr. Croce warrants to purchase 3,000,000 shares of Common Stock exercisable at $.05 per share in consideration of his agreement to serve on the Company’s Advisory Board and for providing marketing services for the Company’s products. In addition, we have recently entered into an agreement with Mr. Croce under which he agreed to waive future royalties under the consulting agreement, subject to the terms of the new agreement, in consideration of a grant of 2,500,000 common stock purchase warrants exercisable at $.05 per share. The exercisability of these warrants are subject to the approval of our stockholders of Proposal No. 2 of this proxy statement. Mr. Croce, through an affiliated entity, participated as an investor in certain private placements conducted by Skinny Nutritional Corp. In March 2008, he purchased 8,750,000 shares of the Company’s Common Stock at a purchase price of $.04 per share as a participant in a private placement of securities by the Company. Subsequently, in August 2008 the Company issued Mr. Croce’s affiliate 200,000 shares of common stock in additional consideration of its consulting services. Thereafter, in December 2008, he purchased an additional 2,500,000 shares of the Common Stock of the Company at a purchase price of $.06 per share in a subsequent private placement conducted by the Company.

Approval for Related Party Transactions

            Although we have not adopted a formal policy relating to the approval of proposed transactions that we may enter into with any of our executive officers, directors and principal stockholders, including their immediate family members and affiliates, our Board reviews the terms of any and all such proposed material related party transactions and has the ultimate authority as to whether or not we enter into such transactions. We will not enter into any material related party transaction without the prior consent of our Board of Directors. In approving or rejecting the proposed related party transaction, our Board of Directors shall consider the relevant facts and circumstances available and deemed relevant to them, including, but not limited to the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s interest to the Company and our stockholders. We shall approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Board of Directors determines in the good faith exercise of its discretion.

Required Vote and Board Recommendation

            The affirmative vote of the holders of a plurality of the shares of Common Stock and Series A Preferred Stock voting at the Annual Meeting is required for the approval of the nominees for Directors. THE BOARD OF DIRECTORS DEEMS THE ELECTION OF THE NOMINEES FOR DIRECTORS TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 1.

PROPOSAL NO. 2

AMENDMENT OF THE ARTICLES OF INCORPORATION
TO INCREASE THE AUTHORIZED NUMBER
OF SHARES OF COMMON STOCK

            The Board of Directors believes that it is advisable and in our best interest to increase the number of authorized shares of Common Stock in order to have available additional authorized but unissued shares of Common Stock in an amount adequate to provide for our future needs. The availability of additional authorized but unissued shares will be achieved by effectuating an increase in the number of authorized shares of Common Stock from 250,000,000 to 500,000,000 shares. This step is necessary, in the judgment of the Board of Directors, in order to (i) satisfy our obligations to the investors in our recent private placement, (ii) raise additional capital, and (ii) carry out our business objectives.

            The text of paragraphs (a) and (b) of Article FOUR, as it is proposed to be amended by Proposal No. 2 is as follows:

  (a)   The Corporation is authorized to issue up to Five Hundred and One Million (501,000,000) shares, consisting of Five Hundred Million (500,000,000) shares of Common Stock $.001 par value (“Common Stock”) and One Million (1,000,000) shares of Preferred Stock, $.001 par value (“Preferred Stock”).

  (b)   There are currently authorized 250,000,000 shares of Common Stock, $.001 par value: There shall be 500,000,000 shares of Common Stock, $.001 par value authorized after this Certificate of Amendment is filed. Holders of a majority in interest of the Common Stock have consented to the filing of this Certificate of Amendment.

            A form of the Amendment to our Articles of Incorporation reflecting the increase in our authorized capital is annexed to this Proxy Statement as Exhibit A.

Background

            Under our current Articles of Incorporation, as amended, we have the authority to issue 250,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. As of the Record Date, 225,484,079 shares of Common Stock were issued and outstanding and 21,000 shares of Preferred Stock have been designated as Series A Preferred Stock, of which 12,795 shares were outstanding.

            Holders of our Common Stock have the right to share ratably in such dividends on shares of Common Stock as may be declared by the Board of Directors and upon liquidation or dissolution, each outstanding share of Common Stock will be entitled to share equally in our assets legally available for distribution to stockholders after the payment of all debts and other liabilities, subject to any superior rights of the holders of Preferred Stock. Common Stockholders have no pre-emptive rights and there are no conversion or redemption privileges or sinking fund provisions with respect to our Common Stock. Our Common Stock does not have cumulative voting rights. As of the Record Date, we:

•   have 225,484,079 shares of Common Stock issued and outstanding;

•   have 35,000,000 shares of Common Stock reserved for issuance upon the conversion of a total of 21,000 shares of Series A Preferred Stock, of which 12,795 shares of Series A Preferred Stock are outstanding. These shares were recently issued in a private placement pursuant to which we agreed to seek stockholder approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock in an amount sufficient to permit the issuance of all of the shares of Common Stock which may be issued upon the conversion of all outstanding shares of Series A Preferred Stock;

•   have 19,406,250 shares of Common Stock reserved for issuance upon the exercise of currently outstanding stock options (of which amount a total of 12,000,000 are subject to non-exercise agreements among the Company and certain of its executive officers pursuant to which such officers agreed not to exercise the covered options until such time as our stockholders approve an amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock);

•   intend to issue 2,575,000 stock options to our employees pursuant to the 2009 Equity Incentive Compensation Plan upon the approval of our stockholders of Proposal No. 4 of this Proxy Statement;

•   have 15,075,723 shares of Common Stock reserved for issuance upon the exercise of outstanding common stock purchase warrants (of which amount a total of 3,000,000 are subject to a non-exercise agreement among the Company and certain warrants holders, including our Chief Executive Officer, pursuant to which they agreed not to exercise the covered warrants until such time as our stockholders approve an amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock); and

•   expect to issue an aggregate of 10,180,927 shares of Common Stock or warrants to certain third parties, including (i) 3,000,000 warrants in connection with our recently announced agreement with Peace Mountain Natural Beverages Corporation; (ii) 2,500,000 warrants to an affiliate of Mr. Croce, as described earlier in this proxy statement; and (iii) 264,260 shares of Common Stock to two of our executive officers, upon the approval of our stockholders of an amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock. The shares that we may issue to our two executives would be in lieu of cash payments due to them under our existing compensation arrangements with them.

In our recent Series A Preferred Stock financing, as of the Record Date, there are outstanding an aggregate of 12,795 shares of Series A Preferred Stock. We may, however, issue up to an additional 8,205 shares of Series A Preferred Stock. These preferred shares are convertible into shares of our Common Stock at the rate of $0.06 per share. Upon full conversion of the shares of Series A Preferred Stock outstanding as of the Record Date, we would issue 21,325,000 shares of Common Stock. If we sell the additional shares of available Series A Preferred Stock, we would issue an additional 13,675,000 shares of Common Stock.

Purpose and Effects of Proposed Amendment

Our authorized Common Stock must be increased so that we will have available additional authorized but unissued shares of Common Stock in an amount adequate to provide for our future needs, including the satisfaction of our obligation to issue shares of Common Stock upon the conversion of our Series A Preferred Stock and the exercise of warrants and options already issued and outstanding.

If this proposal is approved by our stockholders, then upon the effective date of the acceptance by the Secretary of State of the State of Nevada of the filing of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s Common Stock, then all of the then outstanding shares of Series A Preferred Stock shall immediately and automatically be converted into shares of the Company’s Common Stock. Accordingly, if the Company’s stockholders do not approve this proposal, then the holders of Series A Preferred Stock will not be able to convert such shares into Common Stock and may be required to hold their shares of Series A Preferred Stock for an indefinite period of time.

The holders of shares of Series A Preferred Stock have the right to vote, together with holders of Common Stock and not as a separate class, on all matters submitted to a vote of the holders of Common Stock on an as converted basis, including this proposal. In the event that the effective date of the automatic conversion of the Series A Preferred Stock does not occur on or before October 1, 2009, the holders of shares of Series A Preferred Stock will be entitled to receive, when and as declared by the Board, dividends in cash at an annual rate of 8%, payable semi-annually and commencing on November 1, 2009 until the shares of Series A Preferred Stock are converted into Common Stock or redeemed. Further, if the automatic conversion of the shares of Series A Preferred Stock does not occur by the date specified above, then the Company will have the option to redeem some or all of the outstanding shares of Series A Preferred Stock at a redemption price equal to the sum of the stated value of the Series A Preferred Stock being redeemed plus the unpaid dividends, if any, with respect to the Series A Preferred Stock being redeemed.

If this proposal is approved, the additional shares of Common Stock will be available for issuance from time to time in the discretion of the Board, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. For instance, if we need to seek additional private financing to secure the necessary capital to implement our business plans, we would require the availability of additional authorized shares. As we are an early stage company with limited revenues, we may require additional financing, although no equity financing is currently contemplated. We also are likely to issue additional shares of Common Stock in the future for the purpose of providing equity incentives to employees, officers and directors.

After taking into consideration our current outstanding equity obligations, together with, if approved by our stockholders, our stock issuance obligations as described above, as well as to assure that we have additional shares available for issuance, if needed, in order to undertake potential future transactions, our board of directors have determined that it is necessary to increase the number of authorized shares of our Common Stock to 500,000,000 shares.

The additional Common Stock to be authorized will become part of the existing class of Common Stock, and the amendment would not affect the terms of the outstanding Common Stock or the rights of the holders of the Common Stock. This proposal will not affect the rights of the holders of currently outstanding Common Stock, except for effects incidental to increasing the number of shares of Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. The additional shares of our Common Stock for which authorization is sought will have the same par value, the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the shares of our Common Stock now authorized.  Our stockholders do not have preemptive rights with respect to our Common Stock. Should the board of directors elect to issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase such shares.

The increase in our authorized common stock from 250,000,000 shares to 500,000,000 shares has important potential dilutive and anti-takeover ramifications because we will have an additional 250,000,000 shares of Common Stock available for issuance. As such, there can be no assurance that our stockholders will not experience, immediately, or at any time, dilution in the value of their shares of Common Stock as a result of additional issuances of Common Stock.

We currently do not have any plans, proposals or arrangements to issue any additional shares of our Common Stock, other than shares of our Common Stock issuable:

●	upon conversion of the Series A Preferred Stock;

●	upon exercise of currently outstanding options and warrants;

●	pursuant to the commitments we made to certain third parties as described above; and

●	under our proposed 2009 Equity Incentive Plan.

                We do, however, anticipate the possibility of issuing shares of our Common Stock, and/or securities exercisable for or convertible into shares of our Common Stock, in connection with potential future transactions, including financings, strategic alliances and other compensatory purposes to further our growth, although no such agreements or arrangements are presently being considered other than as contemplated by our earlier statements in this proxy statement. We believe that it is necessary at this time to increase the number of authorized shares of our common stock so that such shares are available for issuance when appropriate circumstances avail themselves.

                In order to raise additional funds through private placements of our equity or equity-linked securities, we will need to have additional authorized shares of Common Stock available for issuance. Unless this proposal is approved, it would be difficult for us to raise additional capital through private financings. If we seek additional financing, we cannot assure you that any additional financing will be available or, even if it is available that it will be on terms acceptable to us. If we raise additional funds by selling securities, the ownership of our existing stockholders will be diluted and such securities may include powers, preferences or rights senior to our currently outstanding securities. Any inability to obtain required financing on sufficiently favorable terms could have a material adverse effect on our business, results of operations and financial condition.

                Further, if the stockholders do not approve this Proposal No. 2, we will not be able to grant the additional awards to eligible persons under the 2009 Equity Plan for which stockholder approval is sought in Proposal No. 4 of this Proxy Statement. In addition, we will require stockholder approval of this Proposal No. 2 in order to be able to provide for sufficient shares of Common Stock to issue to the persons to whom we have previously granted warrants and options, including employees and consultants that have provided services to us, and to issue the securities that we have agreed to issue to other third parties, as described above. For example, under our settlement and related agreements with Peace Mountain Natural Beverages, we agreed to issue 3,000,000 warrants in connection with the settlement of a pending arbitration and purchase of assets. If this proposal is not approved, we may not be able to consummate this transaction on the terms we negotiated, or at all. Our recent transaction with Mr. Croce is similarly conditioned. If we are unable to issue shares of our Common Stock or other equity securities in these instances, we would need to attempt to negotiate alternative arrangements with such persons in order to satisfy prior commitments. In doing so, we may be required to consent to less favorable terms than currently agreed upon and may need to further utilize our cash resources in order to complete any such negotiations.

Anti-takeover Provisions

Although the Board is motivated by business and financial considerations in proposing this amendment, and not by the threat of any attempt to accumulate shares or otherwise gain control of our company (and the Board is not currently aware of any such attempts), stockholders nevertheless should be aware that the overall effect of the increase in the number of our authorized shares of Common Stock may be to render more difficult or to dissuade a merger, tender offer or other takeover attempt. This would be true even if the given transaction is more favorable to our non-management shareholders. For example, we could use the additional shares of Common Stock to oppose a hostile takeover attempt or delay or prevent changes of control or changes in or removal of its management. The issuance of a significant amount of additional shares of Common Stock would effectively dilute the voting power of the other outstanding shares and increase the potential cost to acquire control of our company. However, this proposal is not part of any present plan to adopt a series of amendments having an anti-takeover effect.

The following is a description of other anti-takeover provisions in our charter documents and other agreements.

Articles of Incorporation and Bylaws. Other provisions of our Articles of Incorporation and bylaws may have the effect of deterring unsolicited attempts to acquire a controlling interest in our company or impeding changes in our management. The Articles of Incorporation currently provide that our Board may issue, without stockholder action, up to 1,000,000 shares of Preferred Stock with voting or other rights. Other than the shares of Series A Preferred Stock, we currently do not have any shares of Preferred Stock outstanding. Our stockholders do not have cumulative voting rights, and stockholders representing a majority of our outstanding voting shares are able to elect all of the directors. Our bylaws provide that only our Chairman, Chief Executive Officer or President, or the entire Board may call a special meeting of stockholders.

 Equity Compensation Plans. Our proposed 2009 Equity Incentive Plan provides for acceleration of vesting under the circumstances deemed to be a change in control, as described in such plan. The acceleration of vesting of options upon a change of control may be viewed as an anti-takeover measure, and may have the effect of discouraging a merger proposal, tender offer or other attempt to gain control of our company. See Proposal No. 4 of this Proxy Statement. Under the proposed 2009 Equity Incentive Plan, accelerated vesting of outstanding options could occur in the event:

●
of a merger or consolidation in which the Company is not the surviving corporation or a merger in which the Company is the surviving corporation but after which the stockholders of the Company other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company;

●	of any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company;

●
a person shall (A) purchase any shares of Common Stock of the Company (or securities convertible into the Company’s Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors, or (B) shall become the “beneficial owner” (as such term is defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the then outstanding securities of the Company having the right to vote in the election of directors, unless such transactions are approved by the Board of Directors;

●
circumstances occur in which the individuals who constitute the Board as of the date that the Company’s shareholders approve the 2009 Equity Plan (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date that this Plan is approved by the Company’s shareholders whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board.

We are not aware of any attempt to take control of our Company and are not presenting this proposal with the intent that it be utilized as a type of anti-takeover device. The proposal is being made at this time to provide us with greater flexibility to issue shares for general corporate purposes that may be identified in the future.

Certain Matters Related to this Proposal

                The proposed Amendment to our Articles of Incorporation, a copy of which is attached to this Proxy Statement as Exhibit A, will be filed with the Nevada Secretary of State promptly after the stockholders have approved this proposal. The Nevada Revised Statutes do not provide appraisal rights in connection with the increase of authorized shares of the Company’s capital stock. The authorization of additional shares of our Common Stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of our present stockholders. However, to the extent that shares are subsequently issued to persons other than our current shareholders and/or in proportions other than the proportion that presently exists, such issuance could have a substantial dilutive effect on our current stockholders. If stockholders approve Proposal No.2, we will promptly file the amendment to our Articles of Incorporation described above with the Nevada Secretary of State.

Interest of Our Management in the Proposal

                Except as described below, none of our nominees for director or executive officers has any direct financial or other personal interest in the authorization of the amendments to our Articles of Incorporation described in this proposal other than as stockholders of the Company. However, our Chief Executive Officer and one of our nominees for director subscribed for shares of our Series A Preferred Stock and, as with all of the holders of Series A Preferred Stock, will not be able to convert such securities into shares of Common Stock unless this proposal is approved by our stockholders. In addition, our Chairman, Chief Executive Officer and Chief Financial officer had separately agreed not to exercise an aggregate of 12,000,000 options and 2,000,000 warrants beneficially owned by them until such time as the Company’s stockholders adopt an amendment to its Articles of Incorporation to increase the number of the Company’s authorized shares of Common Stock. Accordingly, unless this proposal is approved, the holders of these options and warrants will not be able to exercise such securities into shares of Common Stock. If these persons are not able to benefit from the issuance of the securities we previously granted to them, it may be difficult for us to retain them in our employment, which would adversely impact our ability to execute our business plan and would materially harm our financial condition.

Required Vote and Board Recommendation

                Approval of the proposal to increase the number of authorized shares of Common Stock by amending the Articles of Incorporation requires the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock outstanding on the Record Date. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL NO. 3
AMENDMENT OF THE ARTICLES OF INCORPORATION
TO INCREASE THE AUTHORIZED NUMBER
OF SHARES OF PREFERRED STOCK

The Board of Directors believes that it is advisable and in our best interest to increase the amount of authorized shares of undesignated Preferred Stock in order to have available additional authorized but unissued shares of undesignated Preferred Stock in an amount adequate to provide for our future needs. The availability of additional authorized but unissued shares will be achieved by effectuating an increase in the number of authorized shares of Preferred Stock from 1,000,000 to 2,000,000 shares and by providing that such additional shares of Preferred Stock not be designated in the Articles of Incorporation and that our Board be authorized to issue such shares of Preferred Stock in one or more series and to determine the relative rights and preferences applicable to each such series of preferred stock that it determines to issue. Such undesignated shares of Preferred Stock are commonly referred to as “blank check” Preferred Stock.

                The increase in the number of authorized shares of Preferred Stock and the designation of such Preferred Stock as blank check Preferred Stock would become effective by amending our Articles of Incorporation. A form of the Amendment to our Articles of Incorporation reflecting the increase in our authorized Preferred Stock is annexed to this Proxy Statement as Exhibit A.

The text of Article FOUR, as it is proposed to be amended by this Proposal No. 3 (and assuming stockholder approval of Proposal No. 2) is as follows:

  (a)   The Corporation is authorized to issue up to Five Hundred Million and Two (502,000,000) shares, consisting of Five Hundred Million (500,000,000) shares of Common Stock $.001 par value (“Common Stock”) and Two Million (2,000,000) shares of Preferred Stock, $.001 par value (“Preferred Stock”).

  (b)   There are currently authorized 250,000,000 shares of Common Stock, $.001 par value and 1,000,000 shares of Preferred Stock, $.001. There shall be 500,000,000 shares of Common Stock, $.001 par value and 2,000,000 shares of Preferred Stock, $.002 par value, authorized after this Certificate of Amendment is filed.

(c) “Preferred Stock”: The Corporation shall be authorized to issue 2,000,000 shares of Preferred Stock having a par value of $0.001 per shares and with such rights, preferences and designations as determined by the board of directors, of which 21,000 shares have been designated as “Series A Preferred Stock”.  The board of directors of the Corporation is authorized to fix and determine any class or series of Preferred Stock and issue shares of Preferred Stock at any time or from time to time, in any one or more series or classes, and any such series or classes shall be comprised of such number of shares and may have such voting powers, whole or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including liquidation preferences, as shall be stated and expressed in the resolution or resolutions of the board of directors of the Corporation, the board of directors being hereby expressly vested with such power and authority to the full extent now or hereafter permitted by law.

(d) Holders of a majority in interest of the Common Stock and Series A Preferred Stock have consented to the filing of this Certificate of Amendment.

Background

Under the present Articles of Incorporation, as amended, we have the authority to issue 250,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. As of the Record Date, 225,484,079 shares of Common Stock were issued and outstanding and there were 21,000 shares of Preferred Stock designated as Series A Preferred Stock, of which 12,795 shares were outstanding. Accordingly, we have as of such date 979,000 shares of undesignated blank check Preferred Stock.  We may subsequently issue the remaining available 8,205 shares of designated Series A Preferred Stock.

The outstanding shares of Series A Preferred Stock were recently issued in a private placement to accredited investors. We had agreed to seek the stockholder approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock in an amount sufficient to permit the issuance of all of the common shares which may be issued upon the full conversion of our outstanding shares of Series A Preferred Stock. If stockholders approve Proposal No.2, then we will promptly file the amendment to our Articles of Incorporation described in Proposal No. 2 with the Nevada Secretary of State and the outstanding shares of Series A Preferred Stock will automatically convert into shares of Common Stock at the rate of $0.06 per share upon the effectiveness of such filing.

Under this Proposal we are asking our shareholders to adopt an amendment to our Articles of Incorporation increasing the number of authorized Preferred Stock from 1,000,000 shares to 2,000,000 shares and to authorize the designation of such additional shares of Preferred Stock as “blank check” Preferred Stock. In order to increase the “blank check” Preferred Stock to 2,000,000 shares, our Articles of Incorporation must be amended to increase the number of authorized Preferred Stock to 2,000,000 shares and to designate such additional shares of Preferred Stock as blank check Preferred Stock.

Purpose and Effects of Proposed Amendment

The increase in authorized shares of blank check Preferred Stock is recommended by the Board of Directors to provide sufficient reserve of such shares for the present and future needs of the Company. The Board of Directors believes that the increase in serial Preferred Stock is desirable to maintain the Company’s flexibility in choosing how to pay for acquisitions and other corporate actions such as equity offerings to raise capital and adoption of additional benefit plans. This increase could save the Company the expense and delay of having to hold a special stockholders’ meeting when a specific need arises.  Our Board of Directors will, subject to its fiduciary duties, determine the terms of any such issuance of serial Preferred Stock.

The blank check Preferred Stock allows our Board to exercise its discretion in establishing the terms of such blank check Preferred Stock.  In the exercise of such discretion, our Board may determine the voting rights, if any, of the series of blank check Preferred Stock being issued, which could include the right to vote separately or as a single class with our Common Stock and/or other series of serial Preferred Stock, to have more or less voting power per share than that possessed by our Common Stock or other series of serial Preferred Stock, and to vote on certain specified matters presented to our shareholders or on all of such matters or upon the occurrence of any specified event or condition.  On our liquidation, dissolution or winding up, the holders of serial Preferred Stock may be entitled to receive preferential cash distributions fixed by our board when creating the particular series of Preferred Stock before the holders of our Common Stock are entitled to receive anything.  Serial Preferred Stock authorized by our Board could be redeemable or convertible into shares of any other class or series of our capital stock.

If this proposal is approved, the additional shares of Preferred Stock will be available for issuance from time to time in the discretion of the Board, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing.

The increase of the authorized number of Preferred Stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of our present stockholders.  However, to the extent that shares of our serial Preferred Stock having voting rights are subsequently issued, such issuance could have a substantial dilutive effect on our current stockholders.

The additional Preferred Stock to be authorized will become part of the existing class of Preferred Stock, and the amendment would not affect the terms of the outstanding Preferred Stock or the rights of the holders of the Preferred Stock, except for effects incidental to increasing the authorized number of shares of Preferred Stock, such as dilution of the earnings per share and voting rights of current stockholders in the event additional shares of Preferred Stock are issued. Our stockholders do not have preemptive rights with respect to our Preferred Stock.

As described below, the increase in our authorized Preferred Stock has important potential dilutive and anti-takeover ramifications because we will have an additional 1,000,000 shares of Preferred Stock available for issuance. As such, there can be no assurance that our stockholders will not experience, immediately, or at any time, dilution in the value of their shares of Preferred Stock as a result of additional issuances of Preferred Stock.

We currently do not have any plans, proposals or arrangements to issue any additional shares of our Preferred Stock, (other than as described in Proposal No. 2 of this proxy statement), nor do we currently have any plans, proposals or arrangements to designate any series or class of serial Preferred Stock.  We do, however, anticipate the possibility of issuing shares of our Preferred Stock, in connection with potential future transactions, including financings, strategic alliances and other compensatory purposes to further our growth, although no such agreements or arrangements are presently being considered. We believe that it is necessary at this time to increase the number of authorized shares of our preferred stock so that such shares are available for issuance when appropriate circumstances avail themselves.

Anti-takeover Provisions

Although the Board is motivated by business and financial considerations in proposing this amendment, and not by the threat of any attempt to accumulate shares or otherwise gain control of our company (and the Board is not currently aware of any such attempts), stockholders nevertheless should be aware that the overall effect of the increase in the number of our authorized shares of Preferred Stock may be to render more difficult or to dissuade a merger, tender offer or other takeover attempt. This would be true even if the given transaction is more favorable to our non-management shareholders. For example, we could use the additional shares of Preferred Stock to oppose a hostile takeover attempt or delay or prevent changes of control or changes in or removal of its management. The issuance of a significant amount of additional shares would effectively dilute the voting power of the other outstanding shares and increase the potential cost to acquire control of our company. However, this proposal is not part of any present plan to adopt a series of amendments having an anti-takeover effect. A description of other anti-takeover provisions in our charter documents and other agreements is set forth above in the discussion under Proposal No. 2 and is incorporated herein by reference.

We are not aware of any attempt to take control of our company and are not presenting this proposal with the intent that it be utilized as a type of anti-takeover device. The proposal is being made at this time to provide us with greater flexibility to issue shares for general corporate purposes that may be identified in the future.

Certain Matters Related to this Proposal

                The proposed Amendment to our Articles of Incorporation, a copy of which is attached to this Proxy Statement as Exhibit A, will be filed with the Nevada Secretary of State promptly after the stockholders have approved this proposal. The Nevada Revised Statutes do not provide appraisal rights in connection with the increase of authorized shares of the Company’s capital stock.

Interest of Our Management in the Proposal

                None of our directors or executive officers has any direct financial or other personal interest in the authorization of the amendment to our Articles of Incorporation  described in this proposal.

Required Vote and Board Recommendation

            Approval of the proposal to increase the number of authorized shares of Preferred Stock by amending the Articles of Incorporation requires the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock outstanding on the Record Date. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK.

PROPOSAL NO. 4
ADOPTION OF THE 2009 EQUITY INCENTIVE COMPENSATION PLAN

Overview

At the meeting, Skinny Nutritional’s stockholders will be asked to consider and vote upon a proposal to adopt the 2009 Equity Incentive Compensation Plan (the “2009 Equity Plan”) which will permit us to provide a broad range of stock awards to our employees, directors and consultants. If approved by our stockholders, the 2009 Equity Plan will serve as our primary equity incentive plan for our employees, consultants and directors. The Board of Directors unanimously approved the 2009 Equity Plan on May 12, 2009, subject to stockholder approval. The 2009 Equity Plan provides for various types of equity awards, and therefore, will provide us with meaningful flexibility in rewarding our employees and those other individuals who provide significant services to us.

Purposes of the Plan

The 2009 Equity Plan is intended to provide qualifying employees, directors and consultants with equity ownership in Skinny Nutritional, thereby strengthening their commitment to our success, promoting the identity of interests between our stockholders and such employees, directors and consultants and stimulating their efforts on our behalf, and to assist us in attracting and retaining talented personnel. Management believes that assuming approval of this proposal, the ratio of the number of shares available for awards under the 2009 Equity Plan in relation to the number of outstanding shares of Common Stock would be within the range of outstanding shares ratios for comparable companies. The 2009 Equity Plan also prohibits the use of stock options with an exercise price less than fair market value on the date of grant, and requires us to obtain our stockholders’ approval before adding additional shares to the 2009 Equity Plan (there will be no automatic replenishment of authorized shares).

As of the Record Date, we have allocated under the 2009 Equity Plan, subject to the approval by the Company’s stockholders of this Proposal, options to purchase an aggregate of 2,575,000 shares of Common Stock. There are approximately 11 employees currently who will be eligible to be granted awards, including our Chief Executive Officer. These awards will be deemed granted upon the date of stockholder approval at the then-current fair market value of our common stock. See the disclosure set forth below in the table under the caption “New Plan Benefits”. However, unless Proposal No. 2, “Amendment to our Articles of Incorporation to Increase the Authorized Common Stock,” is approved by the stockholders, we may not be able to grant awards under the 2009 Equity Plan, even if it is approved by the stockholders. Accordingly, we require shareholder approval of both the 2009 Equity Plan and Proposal No. 2 in order to grant any further awards to our employees, directors and consultants.

If the 2009 Equity Plan is approved, we will grant equity-based compensation awards under the 2009 Equity Plan. All awards will be subject to the recommendations of management and approval of the board of directors. In the future, if a stock option committee or compensation committee is formed, then approval of awards will be subject to their authority as delegated by the board of directors and in compliance with the requirements of the securities laws and any exchange or trading medium on which the shares of common stock may be listed or traded. The Board believes that the adoption of the 2009 Equity Plan is in the best interests of Skinny Nutritional and its stockholders.

The Board of Directors believes that the 2009 Equity Plan is necessary for us to attract and retain capable persons to serve as employees and directors of the Company. As a small company that has largely been dependent upon external sources of financing for our capital needs, we seek to conserve our cash resources for use in connection with our operating activities. This cash conservation policy places limitations on cash compensation arrangements we can have with employees, including executive officers, and directors. To compete with other companies for qualified persons, many of which companies are in the commercialization stage and better financed than us, we expect that our equity compensation program will help us attract and incentivize our employees and directors.

Summary of 2009 Equity Plan

The following is a summary of the principal provisions of the 2009 Equity Plan. This summary is qualified in its entirety by reference to the full text of the 2009 Equity Plan, which is included as Exhibit B hereto.

Purposes of the 2009 Equity Plan. The primary purpose of the 2009 Equity Plan is to align the interests of our employees and directors with the interests of our stockholders by providing participants with the opportunity to share in any appreciation in the value of our stock that their efforts help bring about. If approved, the 2009 Equity Plan will be an essential component of the total compensation package offered to employees, reflecting the importance that we place on motivating and rewarding superior results with long-term, performance-based incentives.

Shares Reserved for Issuance. The 2009 Equity Plan includes an initial reserve of 25,000,000 shares of our Common Stock that will be available for issuance under the plan, subject to adjustment to reflect stock splits and similar events. Shares that are subject to issuance upon exercise of an option but cease to be subject to such option for any reason (other than exercise of such option), and shares that are subject to an award that is granted but is subsequently forfeited, or that are subject to an award that terminates without shares being issued, will again be available for grant and issuance under the 2009 Equity Plan. The 2009 Equity Plan provides for the grant of stock options, stock appreciation rights, restricted stock units, restricted stock and performance stock grants.

Administration. Our Board will initially administer the 2009 Equity Plan, until such time as we establish a compensation committee of our Board, which will administer the 2009 Equity Plan (either being referred to as the “Committee”). The Committee determines the persons who are to receive awards, the number of shares subject to each such award and the other terms and conditions of such awards. The Committee also has the authority to interpret the provisions of the 2009 Equity Plan and of any awards granted thereunder and to modify awards granted under the 2009 Equity Plan. A compensation committee of the Board must consist of at least two or more members of the Board, all of whom, may qualify as “outside directors” as defined for purposes of the regulations under Section 162(m) of the Internal Revenue Code of 1986 and as “non-employee directors” under Section (b)(3)(i) of Rule 16b-3, under the Exchange Act.

                Duration, Amendment and Termination. The 2009 Equity Plan was initially approved by our board on May 12, 2009 and will expire on May 12, 2019, unless sooner terminated by the Board of Directors. In addition to the power to terminate the 2009 Equity Plan at any time, the Board of Directors also has the power to amend the 2009 Equity Plan; provided, no amendment to the 2009 Equity Plan may be made without stockholder approval if the amendment would (i) change the minimum option prices set forth in the 2009 Equity Plan, (ii) increase the maximum term of options, (iii) materially increase the benefits accruing to the participants under the 2009 Equity Plan, or (iv) materially modify the requirements as to eligibility under the 2009 Equity Plan.

Eligibility. The 2009 Equity Plan provides that awards may be granted to employees, officers, directors, consultants and independent contractors of Skinny Nutritional as the Committee may determine. The actual number of individuals who will receive awards cannot be determined in advance because the Committee has discretion to select the participants.

Terms of Options. As discussed above, the Committee determines many of the terms and conditions of awards granted under the 2009 Equity Plan, including whether an option will be an “incentive stock option” (“ISO”) or a non-qualified stock option (“NQSO”).  An option designated as an ISO is intended to qualify as such under Section 422 of the Code. Thus, the aggregate fair market value, determined at the time of grant, of the shares with respect to which ISO’s are exercisable for the first time by an individual during any calendar year may not exceed $100,000. NQSOs are not subject to this requirement. Each option is evidenced by an agreement in such form as the Committee approves and is subject to the following conditions (as described in further detail in the 2009 Equity Plan):

•    Vesting and Exercisability: Options become vested and exercisable, as applicable, within such periods, or upon such events, as determined by the Committee and as set forth in the related stock option agreement. The maximum term of each option is ten years from the date of grant.

•    Exercise Price: Each stock option agreement states the exercise price, which may not be less than 100% of the fair market value of one share of our common stock on the date of the grant (and not less than 110% with respect to an ISO granted to a 10% or greater stockholder).

•    Method of Exercise: The exercise price is typically payable in cash or by check, but may also be payable, at the discretion of the Committee, in other forms of legal consideration.

•    Termination of Employment: Options cease vesting on the date of termination of service or the death or disability of the participant. Options granted under the 2009 Equity Plan generally expire 3 months after the termination of the participant’s service to Skinny Nutritional, except in the case of death or disability, in which case the awards generally may be exercised up to 12 months following the date of death or termination of service. However, if the participant is terminated for cause (e.g. for committing an alleged criminal act or intentional tort against us), the participant’s options will expire upon termination.

•    Change of Control: In the event of a change of control of Skinny Nutritional (as defined in the plan), the buyer may either assume the outstanding awards or substitute equivalent awards. Alternatively, our Committee may determine to permit all unvested options to immediately vest upon the change of control. If our Committee does not make such a determination, all awards will expire upon the closing of the transaction unless the stock option certificate issued to the particular participant provides otherwise.

Terms of Restricted Stock Awards. Each restricted stock award is evidenced by a restricted stock purchase agreement in such form as the committee approves and is subject to the following conditions (as described in further detail in the 2009 Equity Plan):

•    Vesting: Shares subject to a restricted stock award may become vested over time or upon completion of performance goals set out in advance. Aside from the risk of forfeiture and non-transferability, an award of restricted stock entitles the participant to the rights of a stockholder of the Company, including the right to vote the shares and to receive dividends, unless otherwise determined by the Committee.

•    Purchase Price: Each restricted stock purchase agreement states the purchase price, if any, which may not be less than the par value of our common stock on the date of the award (and not less than 110% of fair market value with respect to an award to a 10% of greater stockholder), payment of which may be made as described under “Terms of Stock Options” above.

•    Termination of Employment. Restricted stock awards shall cease to vest immediately if a participant is terminated for any reason, unless provided otherwise in the applicable restricted stock award agreement or unless otherwise determined by the Committee.

•    Change of Control: Restricted stock awards shall be treated in the same manner as described under “Terms of Stock Options” above.

Stock Appreciation Rights. Stock appreciation rights (“SARs”) are awards in which the participant is deemed granted a number of shares subject to vesting. When the SARs vest, then the participant can exercise the SARs. Exercise, however, does not mean the number of shares deemed granted are issued. Rather, the participant will receive cash (or shares, if so determined by the Committee) having a value at the time of exercise equal to (1) the number of shares deemed exercised, times (2) the amount by which our stock price on the date of exercise exceeds our stock price on the date of grant. SARs expire under the same rules that apply to options.

Restricted Stock Units. Restricted stock units (“RSUs”) are awards that result in a payment to the participant in cash or shares if the performance goals established by the Committee are achieved. The applicable performance goals will be determined by the Committee and may be applied on a company-wide, departmental or individual basis. RSUs give a participant the right to receive shares at the end of a specified deferral period. The Committee establishes any vesting requirements for RSUs granted for continuing services. Prior to settlement, RSUs, carry no voting or dividend rights or other rights associated with stock ownership, but dividend equivalents may be paid or accrue if authorized by the Committee.

Performance-Based Awards. The Committee may grant performance awards, which may be cash-denominated awards or share-based awards. Generally, performance awards require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria as a condition of awards being granted or becoming exercisable, or as a condition to accelerating the timing of such events. Performance may be measured over a period of any length specified by the Committee.

Other Stock-Based Awards, Stock Bonus Awards, and Awards in Lieu of Other Obligations. The 2009 Equity Plan authorizes the Committee to grant awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to our common stock. The Committee determines the terms and conditions of such awards, including the consideration to be paid to exercise awards in the nature of purchase rights, the periods during which awards are outstanding, and any forfeiture conditions and restrictions on awards. In addition, the Committee is authorized to grant shares as a bonus, free of restrictions, or to grant shares or other awards in lieu of obligations under other plans or compensatory arrangements, subject to such terms as the Committee may specify.

         Transferability. The 2009 Equity Plan provides that Awards other than NQSOs (i) will not be transferable or assignable otherwise than by will or by the laws of descent and distribution or as consistent with the specific Award Agreement and (ii) shall be exercisable during the participant’s lifetime, only by the participant or his or her legal representative and after participant’s death, by the legal representative of the participant’s heirs or legatees. An NQSO will also be transferable (i) by instrument to certain trusts, including testamentary trusts and trusts for the benefit of the participant and/or his or her immediate family; (ii) entities wholly-owned by the participant and/or his or her immediate family; and (iii) by gift to a member of his or her immediate family.

Modification and Termination of the Plan. The Committee may from time to time, in its discretion, amend the 2009 Equity Plan without the approval of stockholders, except (a) as such stockholder approval may be required under the listing requirements of any securities exchange or national market system on which our equity securities are listed and (b) that the Committee may not without the approval of the Company’s stockholders amend the 2009 Equity Plan to increase the total number of shares reserved for the purposes of the 2009 Equity Plan. The 2009 Equity Plan shall continue in effect until the earlier of its termination by the Committee or the date on which all of the shares of common stock available for issuance thereunder have been issued and all restrictions on such shares under the terms of the 2009 Equity Plan and the agreements evidencing options granted under the 2009 Equity Plan have lapsed.

Adjustments. In the event any change is made to the common stock issuable under the 2009 Equity Plan by reason of any stock split, stock dividend, combination of shares or recapitalization, appropriate adjustment will be made to the share reserve of the 2009 Equity Plan and to the number of shares and the exercise price of the Common Stock subject to outstanding awards.

Federal Income Tax Implications of the 2009 Equity Plan

The following discussion summarizes certain federal income tax consequences of the issuance and receipt of options under the 2009 Equity Plan under the law as in effect on the date of this proxy statement. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the 2009 Equity Plan, nor does it cover state, local or non-U.S. taxes. Recipients of awards under the 2009 Equity Plan, as amended from time to time, are advised to consult their personal tax advisors with regard to all tax consequences arising with respect to their awards.

ISOs. In general, an optionee realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee (and a deduction to Skinny Nutritional) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which Skinny Nutritional is not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which Skinny Nutritional is not entitled to a deduction.

NQSOs. In general, in the case of a NQSO, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is available to Skinny Nutritional; and upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which Skinny Nutritional is not entitled to a deduction.

In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as an NQSO. ISOs are also treated as NQSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

Restricted Stock. A transferee receiving restricted shares for services recognizes taxable income when the shares become vested, generally when they are transferable or no longer subject to a substantial risk of forfeiture. Restricted shares will become vested under the 2009 Equity Plan as the forfeiture terms lapse. Upon vesting, the transferee will include in ordinary income an amount, which will be subject to income tax withholding by Skinny Nutritional, equal to the difference between the fair market value of the shares at the time they become substantially vested and any amount paid for the shares. Upon resale of the shares by the transferee, subsequent appreciation or depreciation in the value of the shares is treated as capital gain or loss. Under Section 83 of the Code, a grantee who is granted restricted stock will generally have income only when the stock vests. The income will equal the fair market value of the stock at that time less any purchase price. However, the grantee may make a so-called “83(b) election” in connection with award to recognize taxable income. Assuming no other applicable limitations, the amount and timing of the deduction available to Skinny Nutritional will correspond to the income recognized by the grantee.

The foregoing provides only a general description of the application of federal income tax laws to options awarded under the 2009 Equity Plan. This discussion is intended for the information of stockholders considering how to vote at the annual meeting and not as tax guidance to participants in the 2009 Equity Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement.

Tax Treatment of Skinny Nutritional

Subject to any withholding requirement, the standard of reasonableness, and (if applicable) Section 162(m) of the federal income tax code, we will be entitled to a deduction to the extent any participant recognizes ordinary income from an award granted under the 2009 Equity Plan.

New Plan Benefits

Future awards to our executive officers and employees are discretionary. At this time, therefore, the benefits that may be received by our executive officers and other employees and directors if our stockholders approve the 2009 Equity Plan cannot be determined, other than with respect to the options already allocated to our executive officers and employees. With respect to the options allocated to the persons listed below, the following table summarizes the benefits that will be issued to such persons under the 2009 Equity Plan if this proposal is adopted by our stockholders.

Name and Position	Number of Options

Ronald Wilson, President and Chief Executive Officer	2,000,000

Non-Executive employees (10 persons)	575,000
__________________
The exercise price of the options included herein will be determined on the date that the Company’s stockholders approve the adoption of the 2009 Equity Plan.

Required Vote and Board Recommendation

            Approval of this Proposal to adopt the 2009 Equity Plan requires the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock present and voting at the Annual Meeting. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ADPOPTION OF THE 2009 EQUITY INCENTIVE PLAN.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary of Cash and Certain Other Compensation

The following table sets forth all annualized compensation paid to our named executive officers at the end of the fiscal years ended December 31, 2008 and 2007. Individuals we refer to as our “named executive officers” include our Chief Executive Officer and our most highly compensated executive officers whose salary and bonus for services rendered in all capacities exceeded $100,000 during the fiscal year ended December 31, 2008.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(4)	Option Awards ($)(4)		All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)		(i)	(j)

Ronald Wilson (1)	2008	$12,500	$0	$180,000	$143,500	(2)	$1,700	337,700

Donald J. McDonald	2008	$115,777	$0	$37,350	$837,000		$1,400	991,527
Chief Financial Officer (3)	2007	$98,333	$0	$0	$136,931		$0	235,264

Michael Salaman, Chairman	2008	$126,962	$0	$137,350	$837,000		$1,400	1,102,712
	2007	$100,000	$0	$0	$202,500		$0	302,500
__________________
(1) Mr. Wilson became our Chief Executive Officer and President on December 1, 2008. Upon joining the Company, Mr. Wilson was awarded 2,000,000 shares of restricted common stock, warrants to purchase 2,000,000 shares of common stock and, subject to the approval of the Company’s stockholders of a new equity compensation plan, options to purchase 2,000,000 shares of Common Stock.
(2) Expense relating to the grant of 2,000,000 warrants has been included in this column and calculated in accordance with SFAS 123R.  Excludes an aggregate of 2,500,000 warrants issued to Mr. Wilson in fiscal 2008 prior to his becoming an officer of the Company in consideration for services rendered.
(3) Mr. McDonald became our Chief Executive Officer and President on October 6, 2006 and assumed the position of Chief Financial Officer as of June 30, 2007. Mr. McDonald was replaced as our Chief Executive Officer and President by Mr. Wilson on December 1, 2008.
(4) This column represents the dollar amount recognized for financial statement reporting purposes for fiscal 2008 and 2007, as applicable, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. See notes to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008 for details as to the assumptions used to determine the fair value of the awards.

Director Compensation

       Currently, we do not pay any fees or other compensation to our directors for service as a director or attendance at board meetings. In the future, however, we expect that our Board will adopt a compensation policy applicable to non-employee directors, which will consist of either cash compensation, equity awards or a combination of both. We have not adopted any retirement, pension, profit sharing, or other similar programs.

Employment Agreements

On December 1, 2008, we entered into an employment relationship with Mr. Ronald D. Wilson, who will serve as the President and Chief Executive Officer of the Company effective immediately. Pursuant to an offer letter Mr. Wilson entered into with the Company, the Company will pay and provide the following compensation to Mr. Wilson: (a) base salary of $150,000 per annum; (b) grant of 2,000,000 shares of restricted common stock; (c) grant of warrants to purchase 2,000,000 shares of common stock which shall be immediately exercisable on the date of grant for a period of five years at an exercise price equal to the closing price of the Company’s common stock on the date of grant; (d) subject to the approval of the Company’s stockholders of a new equity compensation plan, options to purchase 2,000,000 shares of common stock, exercisable for a period of five years and which options will vest in full on the first anniversary of the grant date and have an exercise price equal to the fair market value of the Company’s common stock, as determined in accordance with the new equity compensation plan, on the date that such plan is approved by the Company’s stockholders; (e) a car allowance of $700 per month; (f) reimbursement of health benefits or cash equivalent in an amount not to exceed $1,000 per month; and (g) $2,000 per month for a rental lease for housing for 1 year period.

We have not entered into written employment agreements with any of our other executive officers. During the first 10 months for 2007 Messrs. Salaman and McDonald were compensated at a rate of $7,500 per month. On November 28, 2007, the Board of Directors of the Company approved increases in the monthly compensation rates, effective as of November 2007, payable to them. Mr. Salaman will receive compensation of $12,500 per month and a $700 dollar monthly automobile allowance and Mr. McDonald will receive compensation of $11,667 dollars per month and a $700 monthly automobile allowance. Mr. McDonald's current compensation rate is $8,333 per month plus the aforementioned automobile allowance.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding equity awards held by our named executive officers as of the year ended December 31, 2008.

	Option Awards					Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Ronald Wilson(2)	__	__	__	__	__	__	__	__	__

Donald J. McDonald	750,000	2,250,000	__	.33	7/30/13
	855,625	1,644,375	__	.17	10/6/11	__	__	__	__
	625,000	1,875,000	__	.08	11/28/12	__	__	__	__

Michael Salaman	750,000	2,250,000	__	.33	7/30/13
	600,000	2,400,000	__	.25	1/12/12	__	__	__	__
	750,000	2,250,000	__	.08	11/28/12	__	__	__	__
__________________
(1)
Excludes (a) 2,075,000 shares of restricted stock granted to each of Mr. McDonald and Mr. Salaman on March 24, 2008; (b) 2,000,000 shares of restricted stock granted to Mr. Salaman on November 28, 2007; and (c) 2,000,000 shares of restricted stock granted to Mr. Wilson on December 1, 2008, as each of the foregoing awards were immediately vested.

(2)	Excludes the grant of 2,000,000 common stock purchase warrants granted to Mr. Wilson on December 1, 2008.

Stock Option Plan

Our Board of Directors initially adopted our Employee Stock Option Plan (the “Plan”) on November 16, 1998 and it was approved by our stockholders on December 21, 2001. The Plan terminated ten years from the date of its adoption by the Board. Our Board of Directors, on October 6, 2006, had unanimously approved and recommended for shareholder approval the amendment of the Plan to increase the number of shares authorized for issuance there under from 1,000,000 shares to 20,000,000 shares. The requisite vote of our shareholders was obtained on November 15, 2006. Under our stock option plan, we may grant incentive (“ISOs”) and non-statutory (“Non-ISOs”) options to employees, non employee members of the Board of Directors and consultants and other independent advisors who provide services to us. The maximum shares of common stock which may be issued over the term of the plan shall not exceed 20,000,000 shares. As of December 31, 2008, 19,425,000 options were issued and outstanding.

Administration: The Plan is administered by a committee delegated by the Board of Directors, or by the Board of Directors itself (the “Committee”). Subject to the provisions of the Plan, the Committee has discretion to determine the employee, consultant or director to receive an award, the form of award and any acceleration or extension of an award. Further, the Committee has complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan.

Eligibility: Awards may be granted to any of our employees or consultants or to non-employee members of the Board of Directors or of any board of directors (or similar governing authority) of any of our affiliates.

Types of Awards: Awards under the Plan include incentive stock options and non-statutory stock options. Each award will be evidenced by an instrument in such form as the Committee may prescribe, setting forth applicable terms such as the exercise price and term of any option or applicable forfeiture conditions or performance requirements for any restricted stock grant. Except as noted below, all relevant terms of any award will be set by the Committee in its discretion. Incentive stock options may be granted only to eligible employees of the Company or any parent or subsidiary corporation and must have an exercise price of not less than one hundred percent (100%) of the fair market value of the Common Stock on the date of grant (one hundred ten percent (110%) for incentive stock options granted to any ten-percent (10%) shareholder). In addition, the term of an incentive stock option may not exceed ten (10) years. Non-statutory stock options must have an exercise price of not less than one hundred percent (100%) of the fair market value of the Common Stock on the date of grant and the term of any Non-statutory Stock Option may not exceed ten (10) years. In the case of an incentive stock option, the amount of the aggregate fair market value of Common Stock (determined at the time of grant) with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under all such plans of his or her employer corporation and its parent and subsidiary corporations) may not exceed $100,000.

Effect of Significant Corporate Events: In the event of a change in control, the Board shall have the discretion to provide for any or all of the following: (i) the acceleration, in whole or in part, of outstanding Stock Options, (ii) the assumption of outstanding Stock Options, or substitution thereof, by the acquiring entity and (iii) the termination of all Stock Options that remaining outstanding at the time of the change of control. In the event of any change in the outstanding shares of Common Stock through merger, consolidation, sale of all or substantially all our property, or organization, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares subject to the Plan, (ii) the numbers and kinds of shares or other securities subject to the then outstanding awards, and (iii) the exercise price for each share subject to then outstanding Stock Options. Should any change be made to the common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class, appropriate adjustments shall be made to (i) the maximum number and/or class of securities that can be issued under the Plan, and (ii) the number and/or class of securities and the exercise price in effect under each outstanding option.

Amendments to the Plan: The Board of Directors may amend or modify the Plan at any time subject to the rights of holders of outstanding awards on the date of amendment or modification; provided, however, that the Board may not, without the consent of the participant, reduce the number of shares subject to the award, change the price of outstanding awards or adversely effect the provisions relating to an award’s vesting and exercise rights.

Equity Compensation Plan Information

The following table provides information about our common stock that may be issued upon the exercise of options under all of our existing equity compensation plans as of December 31, 2008 which consists of the 1998 Employee Stock Option Plan, as amended.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options and Warrants	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (A)
Equity Compensation Plans Approved by Stockholders	19,425,000	(1)	$0.22	0	(2)
Equity Compensation Plans Not Approved by Stockholders	8,000,000	(3)	$0.05	N/A
Total	27,425,000		$0.17	0

__________________
(1)	Consists of 19,425,000 options issued pursuant to our 1998 Plan.

(2)	Our 1998 Plan expired in November 2008. Accordingly, the Company is seeking shareholder approval of the 2009 Equity Plan as described in Proposal No. 4 of this proxy statement.

(3)	Consists of outstanding warrants granted to consultants and certain employees in consideration for services rendered.

INDEPENDENT PUBLIC ACCOUNTANTS

We have selected Connolly, Grady & Cha, PC, as our independent accountants for the current fiscal year. The audit services to be provided by Connolly, Grady & Cha consist of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. The financial statements included with this Annual Report have been audited by Connolly, Grady & Cha. The following table presents fees for professional audit services rendered by Connolly, Grady & Cha for each of the two fiscal years set forth below, and fees billed for other services performed for the years ended December 31, 2008 and 2007.

	Year Ended December 31, 2008	Year Ended December 31, 2007
Audit Fees (1)	$35,000	$25,000
Audit-Related Fees (2)	0	0
Tax Fees (3)	7,500	10,000
All Other Fees (4)	0	0
Total	$42,500	$35,000
__________________
(1)
 Audit services consist of audit work performed in the preparation of financial statements for the fiscal year and for the review of financial statements included in Quarterly Reports on Form 10-Q during the fiscal year, as well as work that generally only the independent auditor can reasonably be expected to provide, including consents for registration statement flings and responding to SEC comment letters on annual and quarterly filings.

(2)
 Audit-related services consist of assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, agreed upon procedures report and accounting and regulatory consultations.

(3)
 Tax services consist of all services performed by the independent auditor’s tax personnel, except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

(4)	Other services consist of those service not captured in the other categories.

We have determined that the services provided by our independent auditors and the fees paid to them for such services has not compromised the independence of our independent auditors. Representatives of our Grady, Connolly & Cha, P.C. are expected to attend the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

As our Board of Directors currently consists solely of four individuals, none of whom is independent, the engagement of our independent accountants and auditors is approved by our Board of Directors acting as the audit committee. Accordingly, our entire Board, he has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. Pursuant to Section 10A(i)(2) of the Securities Exchange Act of 1934, we are responsible for listing the non-audit services approved by our Board (acting as the Audit Committee) to be performed by our independent registered public accounting firm. During the fourth quarter of fiscal 2008, we did not pre-approve the performance of any non-audit services by our independent registered public accounting firm.

VOTING SECURITIES AND SECURITY OWNERSHIP
OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Securities entitled to vote at the meeting are the Company’s Common Stock and Series A Preferred Stock. Each share of Common Stock entitles its holder to one vote on each matter submitted to stockholders and each share of Series A Preferred Stock entitles its holder to vote the number of votes equal to the number of shares of Common Stock into which it is then convertible, rounded to the nearest whole number. As of the Record Date, there were 225,484,079 shares of common stock and 12,795 shares of Series A Preferred Stock issued and outstanding. The following table sets forth certain information as of the Record Date, with respect to (i) each director, nominee and each executive officer, (ii) and all directors, nominees and executive officers as a group, and (iii) persons (including any “group” as that term is used in Section l3(d)(3) of the Securities Exchange Act of l934), known by the Company to be the beneficial owner of more than five percent of its common stock. Shares of common stock subject to securities exercisable within 60 days from the date of this table are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of others.

	Shares of Common Stock Beneficially Owned
Name and Address of Owner	Number	Percent (%)

Officers, Directors and Nominees

Ronald Wilson (1) c/o Skinny Nutritional Corp. 3 Bala Plaza East, Suite 101, Bala Cynwyd, PA 19004	8,000,000	3.5%

Michael Salaman (2) c/o Skinny Nutritional Corp. 3 Bala Plaza East, Suite 101, Bala Cynwyd, PA 19004	10,987,657	4.9%

Donald McDonald (3)
c/o Skinny Nutritional Corporation
3 Bala Plaza East Suite 101 Bala Cynwyd PA 19004	4,825,000	2.1%

Michael Reis (4) c/o Skinny Nutritional Corp. 3 Bala Plaza East, Suite 101, Bala Cynwyd, PA 19004	762,500	*

William R. Sasso (5) c/o Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square, Philadelphia, PA 19103	1,250,000	*

All Directors, Nominees and Officers as a Group (5 Persons)	25,825,157	11.1%

5% Stockholders

Pasquale W. Croce, Jr. (6) 835 Mt. Moro Road, Villanova, PA 19085	14,450,000	6.3%
__________________
*	Denotes ownership percentage of less than 1%.
(1)
Includes warrants to purchase 2,500,000 shares of Common Stock that are vested and 600 shares of Series A Preferred Stock which are convertible into 1,000,000 shares of Common Stock. Excludes warrants to purchase 2,000,000 shares of Common Stock that are subject to a non-exercise agreement pursuant to which Mr. Wilson agreed not to exercise such warrants until such time as the Company’s stockholders approve an amendment to its Articles of Incorporation to increase the number of authorized shares of Common Stock. The warrant that is subject to the lock-up agreement would be exercisable upon the approval of the amendment to the Company’s Articles of Incorporation. Also excludes options to purchase 2,000,000 shares of common stock that was granted to him subject to the approval of the Company’s stockholders of the adoption of a new equity compensation plan.

(2)
Consists of 10,987,657 shares of Common Stock. Excludes a total of 9,000,000 options to purchase Common Stock that are subject to a non-exercise agreement pursuant to which Mr. Salaman agreed not to exercise such options until such time as the Company’s stockholders approve an amendment to its Articles of Incorporation to increase the number of authorized shares of Common Stock. Of this amount, 4,050,000 options had vested prior to this agreement and would be exercisable upon the approval of the amendment to the Company’s Articles of Incorporation.

(3)
Includes vested options to purchase 2,750,000 shares of Common Stock and excludes 5,250,000 unvested options. Also includes 2,075,000 shares of restricted Common Stock granted on March 24, 2008. Of the unvested options, options to purchase 3,000,000 shares of Common Stock are subject to a non-exercise agreement pursuant to which Mr. McDonald agreed not to exercise such options until such time as the Company’s stockholders approve an amendment to its Articles of Incorporation to increase the number of authorized shares of Common Stock. Of this amount, 750,000 options had vested prior to this agreement and would be exercisable upon the approval of the amendment to the Company’s Articles of Incorporation.

(4)	Includes vested options to purchase 462,500 shares of Common Stock. Excludes unvested options to purchase 487,500 shares of Common Stock.
(5)
Excludes 833,333 shares of Common Stock which may be issued upon the conversion of 500 shares of Series A Preferred Stock, which shares of Series A Preferred Stock, however, were not outstanding as of the Record Date.

(6)	Consists of 11,450,000 shares of Common Stock held by Liquid Mojo, LLC an entity affiliated with Mr. Croce and warrants to purchase 3,000,000 shares of Common Stock held by Mr. Croce.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has approved a rule governing the delivery of disclosure documents. This rule allows us to send a single copy of this proxy statement to any household at which two or more of our stockholders reside, if we believe that the stockholders are members of the same family. Some banks, brokers and other intermediaries may be participating in this practice of “householding” proxy statements and annual reports. This rule benefits both the Company and its stockholders as it reduces the volume of duplicate information received at a stockholder’s house and helps reduce our expenses. Each stockholder, however, will continue to receive individual proxy cards or voting instructions forms. Stockholders that have previously received a single set of disclosure documents may request their own copy by contacting their bank, broker or other nominee record holder. We will also deliver a separate copy of this proxy statement to any stockholder upon written request to Corporate Secretary, Skinny Nutritional Corp., Three Bala Plaza East, Suite 101, Bala Cynwyd, PA 19004.

OTHER BUSINESS

As of the date of this Proxy Statement, the only business which the Board of Directors intends to present, and knows that others will present, at the Annual Meeting is that herein above set forth. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

STOCKHOLDER PROPOSALS

Bylaw Provisions. Under our Bylaws, a stockholder who desires to present a proposal for consideration at next year’s annual meeting must submit the proposal within the time frames set forth in the advance notice provisions of our Bylaws. The submission should include the proposal and a brief statement of the reasons for it, the name and address of the stockholder (as they appear in our stock transfer records), the number of shares beneficially owned by the stockholder and a description of any material interest that the stockholder may have in the proposal. Proposals should be addressed to Corporate Secretary, Skinny Nutritional Corp., Three Bala Plaza East, Suite 101, Bala Cynwyd, PA 19004.

Inclusion in Next Year’s Proxy Statement. Notwithstanding the Bylaw provisions, a stockholder who desires to have his or her proposal included in next year’s proxy statement must deliver the proposal to our principal executive offices (at the address noted above) no later than the close of business on January 28, 2010.

Presentation at Meeting. For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit our management to vote proxies in its discretion if (a) our management receives notice of the proposal before the close of business on April 13, 2010 and advises stockholders in next year’s proxy statement about the nature of the matter and how it intends to vote on such matter, or (b) our management does not receive notice of the proposal prior to the close of business on April 13, 2010.

ADDITIONAL INFORMATION

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR SENT TO CHIEF FINANCIAL OFFICER, SKINNY NUTRITIONAL CORP., THREE BALA PLAZA EAST, SUITE 101, BALA CYNWYD, PA 19004. Each such request must set forth a good faith representation that as of the Record Date the person making the request was the beneficial owner of Common or Series A Preferred stock of Skinny Nutritional Corp. entitled to vote at the Annual Meeting of Stockholders. We are subject to the informational requirements of the Exchange Act and in accordance therewith file reports, proxy and information statements, and other information with the SEC. Such reports, proxy and information statements, and other information we file can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates. The SEC maintains a World Wide Web site that contains reports, proxy and information statements, and other information filed through the SEC’s Electronic Data Gathering, Analysis and Retrieval System. This Web site can be accessed at http://www.sec.gov.

By Order of the Board of Directors

Michael Salaman, Chairman

May 28, 2009

REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE AS SOON AS POSSIBLE BY PROXY EITHER VIA TELEPHONE, INTERNET OR MAIL, IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS.  IF YOU VOTE BY MAIL, MARK, SIGN AND DATE THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

Exhibit A

CERTIFICATE OF AMENDMENT
TO
AMENDED ARTICLES OF INCORPORATION
OF
SKINNY NUTRITIONAL CORP.
_____________________

Pursuant to Section 78.390 of the
General Corporation Law of Nevada
_____________________

Pursuant to the provisions of the Nevada Revised Statutes, Tile 7, Chapter 78, the undersigned officer of Skinny Nutritional Corp. a Nevada corporation (the “Corporation”) does hereby certify that:

FIRST: The name of the corporation (hereinafter called the “Corporation”) is Skinny Nutritional Corp.

SECOND:  The text of paragraphs (a) and (b) of Article FOUR, as it is proposed to be amended, is as follows:

(a)   The Corporation is authorized to issue up to Five Hundred and Two Million (502,000,000) shares, consisting of Five Hundred Million (500,000,000) shares of Common Stock $.001 par value (“Common Stock”) and Two Million (2,000,000) shares of Preferred Stock, $.001 par value (“Preferred Stock”).

(b)   There are currently authorized 250,000,000 shares of Common Stock, $.001 par value and 1,000,000 shares of Preferred Stock, $.001 par value: There shall be 500,000,000 shares of Common Stock, $.001 par value and 2,000,000 shares of Preferred Stock, $.001 par value authorized after this Certificate of Amendment is filed.

(c)  “Preferred”: The Corporation shall be authorized to issue 2,000,000 shares of Preferred Stock having a par value of $0.001 per shares and with such rights, preferences and designations as determined by the board of directors, of which 21,000 shares have been designated as “Series A Preferred Stock”.  The board of directors of the Corporation is authorized to fix and determine any class or series of Preferred Stock and issue shares of Preferred Stock at any time or from time to time, in any one or more series or classes, and any such series or classes shall be comprised of such number of shares and may have such voting powers, whole or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including liquidation preferences, as shall be stated and expressed in the resolution or resolutions of the board of directors of the Corporation, the board of directors being hereby expressly vested with such power and authority to the full extent now or hereafter permitted by law.

Holders of a majority in interest of the Common Stock and Series A Preferred Stock have consented to the filing of this Certificate of Amendment.

This Certificate of Amendment shall be effective at 5:00 p.m., Eastern time, on the date of its filing with the Secretary of the State of Nevada.

           IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of its Articles of Incorporation to be executed by its President and Chairman, this __ day of _____, 2009.

Ronald Wilson, President

_
Michael Salaman, Chairman

Exhibit B

SKINNY NUTRITIONAL CORP.

2009 Equity Incentive Compensation Plan

As adopted on _______ __, 2009

1.     Purpose.   The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of Skinny Nutritional Corp. (the “Company”) and its Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company’s future performance through awards of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units and Performance Awards, as described herein. Capitalized terms not defined in the text are defined in Section 27.

2.     Shares Subject to the Plan.

2.1   Number of Shares Available. Subject to Sections 2.2 and 19, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be Twenty Five Million (25,000,000) Shares. Subject to Sections 2.2 and 19, Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued; will again be available for grant and issuance in connection with future Awards under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options and Restricted Stock Awards granted under this Plan and all other outstanding Awards granted under this Plan.

2.2   Adjustment of Shares.   In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration or there is a change in the corporate structure (including, without limitation, a spin-off), then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, (c) the number of Shares that may be granted pursuant to hereunder, and (d) the Purchase Price and number of Shares subject to other outstanding Awards, including Restricted Stock Awards, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

3.     Eligibility.  ISOs (as defined below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under this Plan.

4.     Administration.

4.1   Committee Authority.   This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, except as provided in Section 6, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

(a)    construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)    prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c)    select persons to receive Awards;

(d)    determine the form and terms of Awards;

(e)    determine the number of Shares or other consideration subject to Awards;

(f)    determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

(g)    grant waivers of Plan or Award conditions;

(h)    determine the vesting, exercisability and payment of Awards;

(i)     correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(j)     amend any option agreements executed in connection with this Plan;

(k)    determine whether an Award has been earned; and

(l)     make all other determinations necessary or advisable for the administration of this Plan.

4.2   Committee Discretion.   Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

4.3   Section 162(m) Requirements.   If two or more members of the Board are Outside Directors, the Committee will be comprised of at least two (2) members of the Board, all of who are Outside Directors.

5.     Options. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1   Form of Option Grant.   Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (“Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

5.2   Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3   Vesting and Exercise Period.   Subject to the provisions of this Plan, Options awarded hereunder shall vest and become exercisable in whole or in part, in accordance with such vesting conditions as the Committee shall determine. Options will be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, the attainment during a Performance Period of performance goals), in such number of Shares or percentage of Shares as the Committee determines.

5.4   Exercise Price.   The Exercise Price of an Option will be determined by the Committee when the Option is granted and may not be less than 100% of the Fair Market Value of the Shares on the date of grant; provided that the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 of this Plan.

5.5   Method of Exercise.   Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased. Payment of the Exercise Price of any Option shall be made in accordance with Section 11 of this Plan.

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5.6   Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

(a)    Unless sooner terminated as provided in this Plan, each Option shall be exercisable for such period of time as shall be determined by the Board or the Committee, and set forth in the Stock Option Agreement, and shall be void and unexercisable thereafter.

(b)   Except as otherwise provided elsewhere in this Plan, including Section 20(b), or by the terms of a Stock Option Agreement, if the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date; provided, however, that if the ability to exercise such Option exceeds three (3) months after the Termination Date, such Option shall be deemed to be an NQSO); and further provided that in no event shall the Option be exercisable after the expiration date of the Options.

(c)   Except as otherwise provided herein or by the terms of a Stock Option Agreement, if the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant’s death or Disability), then Participant’s Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in no event later than the expiration date of the Options.

5.7   Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8   Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9   Modification, Extension or Renewal.   The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

5.11 Option Awards Granted to Non-Employee Directors. All Awards granted to non-employee directors pursuant to this Plan, if any, shall be as determined by the Committee or the entire Board of Directors and shall be in the form of NQSOs only. Except as set forth below, any Options granted to non-employee directors hereunder will vest as follows: 50% on the date that Options are granted with the remaining 50% vesting on the first anniversary of such date (the “Vesting Date”), provided that the non-employee director continually serves as a non-employee director of the Company or a Parent, Subsidiary or Affiliate of the Company on the Vesting Date. Options awarded to non-employee directors hereunder shall, unless sooner terminated as set forth herein, expires on the date that is ten years from the date of grant. The term of each Option awarded to a non-employee director may terminate sooner than such expiration date if the optionee’s service as a non-employee director terminates for any reason or for no reason. In the event of any termination of service other than for Cause or such other harmful act as described in Section 20(b) of this Plan, the Option, only as to that number of shares as to which it was exercisable on the date of termination, shall terminate on the first anniversary of the date of termination of service as a non-employee director; the unvested portion of such Options shall terminate on date of termination of service. In the event the optionee is removed from the Board for Cause or such other harmful act as described in Section 20(b) of this Plan, the Option awards held by such non-employee director shall terminate immediately upon removal. The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the shares subject to such Option on the date such Option is granted. Options granted to non-employee directors will be subject to the other terms and conditions regarding Options as set forth elsewhere in this Plan.

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6.     Restricted Stock Awards. A Restricted Stock Award is an offer by the Company to issue to an eligible person Shares that are subject to restrictions. The Board or the Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the Purchase Price (if any), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the terms and conditions of this Plan.  Any Restricted Stock Awards awarded pursuant to the Plan shall be authorized by the Board or the Committee and shall be evidenced by an award agreement in such form as the Board or the Committee may from time to time determine. The provisions of Restricted Stock Awards need not be the same with respect to each Participant.  Any award of Restricted Stock, including any deferral or restriction of dividends or other distributions there under, resulting in a deferral of compensation subject to Section 409A of the Code shall be construed, to the maximum extent possible, as determined by the Committee consistent with the requirements of Section 409A of the Code.

6.1   Restricted Stock Award Agreement.   All Restricted Stock Awards granted under this Plan  will be evidenced by a written agreement (the “Restricted Stock Award Agreement”), which will be in substantially a form (which need not be the same for each Participant) that the Committee shall from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. Each Restricted Stock Award Agreement shall incorporate by reference all other terms and conditions of the Plan and include the following terms and conditions: (i) the number of shares of Restricted Stock subject to the Award and (ii) the price per share of Restricted Stock, if any, and the time of payment for the awarding of the Restricted Stock Award. The Restricted Stock Award Agreement may contain such other provisions as the Board or the Committee, in its discretion deems advisable and which are not inconsistent with the provisions of this Plan.

6.2   Grant and Restrictions.  Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Restricted Stock Award Agreement or other document relating to the Restricted Stock Award, a Participant granted a Restricted Stock Award shall have all of the rights of a stockholder, including the right to vote the Restricted Stock Award and the right to receive dividends or other distributions paid thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the period beginning on the date of a Restricted Stock Award and ending when the restrictions on such Restricted Stock Award lapses as set forth in the Restricted Stock Purchase Agreement or otherwise lapse pursuant to another section of this Plan (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber such Restricted Shares.

6.3   Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

6.4   Certificates for Stock. Restricted Stock Awards granted under the Plan may be evidenced in such manner as the Committee shall determine. The Committee may require that any certificates representing shares of Restricted Stock bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock Award in addition to any legends required by this Plan, the Restricted Stock Award Agreement or other applicable agreement, or by applicable law, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock Award. The Committee may impose similar restrictions and conditions with respect to uncertificated shares of Restricted Stock. If and when the restrictions on a Restricted Stock Award lapses through the expiration of the Restriction Period or otherwise in accordance with this Plan, the certificates for such Restricted Stock Awards will be replaced with new certificates, without the restrictive legends applicable to such lapsed restrictions, and such new certificates will be promptly delivered to the Participant, or the Participant’s representative or estate (in the case of the death or disability of the Participant).

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6.5   Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock Award at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Shares having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Shares of Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock Award to which it relates. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock Award with respect to which such Shares or other property has been distributed.

6.6   Consideration. The Committee shall determine the method of payment, if any payment is required, for the Restricted Stock Award to be granted, which may consist entirely of cash, personal or certified check, or, at the election of the Participant and as the Committee may, in its sole discretion, approve, by surrendering Shares with an aggregate Fair Market Value per Share equal to the aggregate price payable for the Shares of Restricted Stock, or by delivering such combination of Shares and cash as the Committee may, in its sole discretion, approve; provided, however, that Shares may be surrendered in satisfaction of the Restricted Stock Award price only if the Participant certifies in writing to the Company that the Participant owns a number of other available Shares as of the date on which payment is due that is at least equal to the number of Shares to be surrendered in satisfaction of the Restricted Stock Award price; provided further, that the Restricted Stock Award price may not be paid in Shares if the Committee determines that such method of payment would result in liability under Section 16(b) of the Exchange Act to a Participant. Except as otherwise provided by the Committee, if payment is made in whole or in part in Shares, the Participant shall deliver to the Company certificates registered in the name of such Participant representing Shares legally and beneficially owned by such Participant, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value per Share on the date of delivery that is not greater than the aggregate Restricted Stock Award price accompanied by stock powers duly endorsed in blank by the record holder of the Shares represented by such certificates. If the Committee, in its sole discretion, should refuse to accept Shares in payment of the Restricted Stock Award price, any certificates representing Shares which were delivered to the Company shall be returned to the Participant with notice of the refusal of the Board or the Committee to accept such Shares in payment of the Restricted Share price. The Board or the Committee may impose such limitations and prohibitions on the use of Shares to satisfy a Restricted Stock Award price as it deems appropriate.

7.     Restricted Stock Units. Restricted Stock Units may be granted hereunder, subject to such terms and conditions as the Committee may impose. Each Restricted Stock Unit will represent the right to receive from the Company, after fulfillment of any applicable conditions, a distribution from the Company in an amount equal to the Fair Market Value Per Share (at the time of the distribution). Distributions may be made in cash and/or Shares. Unless otherwise determined by the Committee, Restricted Stock Units may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution. All other terms governing Restricted Stock Units, such as vesting, dividend equivalent rights, time and form of payment and termination of units shall be set forth in the applicable Award Agreement. Awards of Restricted Stock Units shall be established consistent with the requirements of Section 409A of the Code, and shall be construed accordingly.

8.     Stock Appreciation Rights. A Stock Appreciation Right (or SAR) is an award that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to the value determined by multiplying the difference between the Fair Market Value on the date of settlement over the Exercise Price and the number of Shares with respect to which the SAR is being settled. A SAR may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the “SAR Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the following:

8.1   Terms of SARs. SARs may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine. The Committee will determine all terms of each SAR including, without limitation: the number of Shares deemed subject to each SAR, the time or times during which each SAR may be settled, the consideration to be distributed on settlement, and the effect on each SAR of its holder’s Termination. A SAR may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant’s individual Award Agreement (the “Performance SAR Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. If the SAR is being earned upon the satisfaction of performance goals pursuant to a Performance SAR Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each SAR; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares deemed subject to the SAR. Prior to settlement of any SAR earned upon the satisfaction of performance goals pursuant to a Performance SAR Agreement, the Committee shall determine the extent to which such SAR has been earned.

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Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the SARs to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

8.2   Form and Timing of Settlement. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

9.    Performance Awards.

9.1   Performance Awards Generally. The Committee is authorized to grant Performance Awards on the terms and conditions specified in this Section 9. Performance Awards may be denominated as a cash amount, number of shares of Stock, or specified number of other Awards (or a combination) which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the grant, exercise or settlement, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under this Section 9 in the case of a Performance Award intended to qualify as “performance-based compensation” under Code Section 162(m).

9.2   Performance Awards Granted to Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a covered employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of a pre-established performance goal and other terms set forth in this Section 9.

9.3   Performance Goal Generally. The performance goal for such Performance Awards shall consist of one or more business criteria and an objectively determinable targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 9. The performance goal shall otherwise meet the requirements of Code Section 162(m) and regulations there under. The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

9.4   Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or affiliates or other business units of the Company, shall be used by the Committee in establishing performance goals for such Performance Awards, either on an absolute basis or relative to an index: (1) revenues on a corporate or product by product basis; (2) earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization, incentives, service fees or extraordinary or special items; (3) net income or net income per common share (basic or diluted); (4) return on assets, return on investment, return on capital, or return on equity; (5) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations; (6) economic value created or added; (7) operating margin or profit margin; (8) stock price, dividends or total stockholder return; (9) development of new technologies, (10) raising of equity or debt, (11) successful hiring of key individuals; (12) resolution of significant litigation; and (13) strategic business criteria, consisting of one or more objectives based on the following goals: meeting specified market penetration or value added, product development or introduction (including, without limitation, any clinical trial accomplishments, regulatory or other filings or approvals, or other product development milestones), geographic business expansion, cost targets, customer satisfaction, employee satisfaction, information technology, corporate development (including, without limitation, licenses or establishment of third party collaborations), manufacturing or process development, legal compliance or risk reduction, patent application or issuance goals, or goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

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9.5   Performance Period; Timing for Establishing Performance Goals.  Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to one year or more than one year, as specified by the Committee. A performance goal shall be established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the time 25% of such performance period has elapsed.

9.6   Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 9. Any settlement which changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as “performance-based compensation” for purposes of Code Section 162(m). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant or other event (including a Change in Control Transaction) prior to the end of a performance period or settlement of such Performance Awards.

10.   Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards as may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or affiliates or other business units. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, notes, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 10. Any such Award shall be established and construed either to be exempt from the requirements of Section 409A of the Code, or to comply with such requirements.

11.   Payment for Share Purchases.   Payment for Shares purchased pursuant to this Plan may be made in cash (by check or wire transfer of immediately available funds) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a)    by cancellation of indebtedness of the Company to the Participant;

(b)    by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

(c)    with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer” ) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the FINRA Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(d)   by any combination of the foregoing.

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12.   Withholding Taxes.

12.1 Withholding Generally.   Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

12.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the “Tax Date” ). All elections by a Participant to have Shares withheld for this purpose will be made in writing in a form acceptable to the Committee.

13.   Privileges of Stock Ownership; Voting and Dividends.   No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are restricted stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the restricted stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s original Purchase Price.

14.   Transferability.   (a) Subject to Section 14(b), Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. Subject to paragraph 14(b), all Awards shall be exercisable: (i) during the Participant’s lifetime, only by (A) the Participant, or (B) the Participant’s guardian or legal representative; and (ii) after Participant’s death, by the legal representative of the Participant’s heirs or legatees. However, the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Award.

(b)   An NQSO also is transferable (i) by instrument to an inter vivos or testamentary trust, in a form accepted by the Company, in which the Option is to be passed to beneficiaries upon the death of the trustor (settlor), (ii) trusts for the benefit of the Participant and/or the Participant’s Immediate Family; (iii) entities wholly-owned by Participant and/or the Participant’s Immediate Family; and (iv) by gift, in a form accepted by the Company, to a member of the “immediate family” of the Participant.

15.   Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Shares that are not vested held by a Participant following such Participant’s Termination at any time within ninety (90) days after the later of Participant’s Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s original Exercise Price or Purchase Price, as the case may be. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

16.   Escrow; Pledge of Shares. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

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17.   Exchange and Buyout of Awards.   The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including restricted stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

18.   Securities Law and Other Regulatory Compliance.

18.1 An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable.

18.2 At the option of the Committee, the obligation of the Company to issue Shares to a Participant upon the exercise of an Option, upon the Award of Restricted Shares or upon the distribution of Shares with respect to Restricted Share Units or other Awards granted under the Plan may be conditioned upon obtaining appropriate representations, warranties, restrictions and agreements of the Participant. Among other representations, warranties, restrictions and agreements, the Participant may be required to represent and agree that the purchase or receipt of Shares shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares are registered under the Securities Act and the issuance and sale of the Shares complies with all other laws, rules and regulations applicable thereto. Unless the issuance of such Shares is registered under the Securities Act (and any similar law of a foreign jurisdiction applicable to the Participant), the Participant shall acknowledge that the Shares purchased are not registered under the Securities Act (or any such other law) and may not be sold or otherwise transferred unless the Shares have been registered under the Securities Act (or any such other law) in connection with the sale or other transfer thereof, or that counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such Shares is exempt from registration under the Securities Act (or any such other law), and unless said sale or transfer is in compliance with all other applicable laws, rules and regulations, including all applicable federal, state and foreign securities laws, rules and regulations. Unless the Shares subject to an Award are registered under the Securities Act, the certificates representing such Shares issued shall contain the following legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

18.3 The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.  Each person acquiring Shares under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

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19.   Change in Control Transactions.

19.1 Assumption or Replacement of Awards by Successor.   In the event of a Change in Control Transaction (as defined in Section 27), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants, or the successor corporation may substitute equivalent awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards); provided, however, that the foregoing treatment of Awards is subject in all respects to the following:

(a)    The determination by the Board of Directors to provide otherwise at the time a particular Award is granted or at any time subsequent thereto, each such outstanding Award granted under the Plan shall become exercisable in full for the aggregate number of shares covered thereby and shall vest unconditionally upon the terms and conditions applicable to such Award and remain exercisable for such period of time as is determined by the Board or the Committee, in its sole discretion, at the time the Award is granted or subsequent thereto, which period of time may be less than the stated expiration date in such Award.

(b)    The determination by the Board that in lieu of or in addition to such assumption or substitution, to take one of the following two alternatives: (i) fifteen (15) days prior to the scheduled consummation of such Change in Control Transaction, all Awards shall become immediately vested and exercisable and shall remain exercisable for a period of fifteen days or the later consummation of the Change in Control Transaction, or (ii) cancel any outstanding Awards and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board in its sole, good faith discretion) equal to the product of the number of shares subject to the option multiplied by the amount, if any, by which (A) the formula or fixed price per share paid to holders of shares pursuant to such Change in Control Transaction exceeds (B) the Exercise Price or Purchase Price applicable to such Award. With respect to the Company’s establishment of an exercise window, (i) any exercise of an Award during such period shall be conditioned upon the consummation of the contemplated Change in Control Transaction and shall be effective only immediately before the consummation of such Change in Control Transaction and (ii) upon consummation of such Change in Control Transaction, the Plan and all outstanding but unexercised options shall terminate unless agreed to be assumed by the successor company. The Board shall send written notice of the Change in Control Transaction that will result in such a termination to all individuals who hold options not later than the time at which the Company gives notice thereof to its shareholders.

19.2 Other Treatment of Awards.   Subject to any greater rights granted to Participants in any Award granted to a Participant, in the event of the occurrence of any Change in Control Transactio, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other “corporate transaction.” In the event such successor corporation (if any) fails to assume or substitute Awards pursuant to a Change in Control Transaction, all such Awards will expire on such transaction at such time and on such conditions as the Board shall determine.

19.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged ( except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

20.   No Obligation to Employ; Accelerated Expiration of Award for Harmful Act.   (a) Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

(b)    Notwithstanding anything to the contrary herein, if a Participant is Terminated because (i) of such Participant’s actual or alleged commitment of a criminal act or an intentional tort and the Company (or an employee of the Company) is the victim or object of such criminal act or intentional tort or (ii) such criminal act or intentional tort results, in the reasonable opinion of the Company, in liability, loss, damage or injury to the Company or (iii) of Cause, then, at the Company’s election, Participant’s Awards shall not be exercisable and shall expire upon the Participant’s Termination Date. Termination by the Company based on Cause or a Participant’s alleged commitment of a criminal act or an intentional tort shall be based on a reasonable investigation of the facts and a determination by the Company that a preponderance of the evidence discovered in such investigation indicates that such Participant is guilty of the alleged Cause or such criminal act or intentional tort.

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21.   Adoption and Stockholder Approval. This Plan will become effective on the date that it is adopted by the Board (the “Effective Date”). This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval of this Plan or any amendment increasing the number of Shares subject to this Plan is not obtained, all Awards granted hereunder will be cancelled, any Shares issued pursuant to any Award will be cancelled, and any purchase of Shares hereunder will be rescinded.

22.   Term of Plan.   Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval.

23.   Amendment or Termination of Plan.   The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of Section 6 of this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan to (a) increase the number of shares that may be issued under this Plan; (b) change the designation of employees or class of employees eligible for participation in this Plan; (c) change the minimum option exercise price; (d) increase the maximum term of options provided herein; or (e) otherwise materially increase the benefits accruing to participants under the Plan.

24.   Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania (without regard to choice of law provisions).

25.   Nonexclusivity of the Plan.   Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26.   Miscellaneous

26.1 Notices. Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to a Participant shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Award Agreement, or at such other address as such Participant or his or her permitted transferee (upon the permitted transfer) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given on the date and at the time delivered via hand delivery, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received. It shall be the obligation of each Participant and each permitted transferee holding Shares purchased upon exercise of an Option, granted pursuant to an Award of Restricted Shares, or distributed with respect to Restricted Share Units to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

26.2 No Enlargement of Participant Rights. This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Participant, or to be consideration for or a condition of the employment or service of any Participant. Nothing contained in this Plan shall be deemed to give any Participant the right to be retained in the employ or service of the Company or any Subsidiary, or to interfere with the right of the Company or any such corporation to discharge or retire any Participant thereof at any time subject to applicable law. No Participant shall have any right to or interest in Awards authorized hereunder prior to the award thereof to such Participant, and upon such Award the Participant shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company’s Articles of Incorporation, as the same may be amended from time to time.

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26.3 Availability of Plan. A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him to any eligible person making reasonable inquiry concerning it.

26.4 Section Headings. The descriptive headings of this Plan are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Plan.

26.5 Invalid Provisions. If any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed to render any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

27.   Definitions.   As used in this Plan, the following terms will have the following meanings:

“Affiliate” means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

“Award” means any award under this Plan, including any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit or Performance Award.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Board Change” means circumstances in which the individuals who constitute the Board as of the date that the Company’s shareholders approve this Plan (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date that this Plan is approved by the Company’s shareholders whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election or removal of the directors of the Company or other actual or threatened solicitation of proxies of consents by or on behalf of an individual or entity other than the Board.

“Cause” means (i) willful disobedience by Participant of a reasonable, material and lawful instruction of the Board of Directors of the Company or a Participant’s supervising employee; (ii) conviction of any misdemeanor involving fraud or embezzlement or similar crime, or any felony; (iii) fraud, gross negligence or willful misconduct in the performance of any material duties to the Company; or (iv) such other acts or omissions as may be expressly provided in the Award Agreement or other agreement between the Participant and the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

“Company” means Skinny Nutritional Corp., a corporation organized under the laws of the State of Nevada, or any successor corporation.

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“Change in Control Transaction” shall mean any of the following: (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, (e) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company ( except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), (f) a Board Change (as defined above) or (g) in the event that a person (as such term is defined in Sections l3(d)(3) and l4(d)(2) of the Exchange Act, corporation or other entity (other than the Company, a Subsidiary or any employee benefit plan sponsored by the Company or any Subsidiary) (A) shall purchase any Common Stock of the Company (or securities convertible into the Company’s Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors, or (B) shall become the “beneficial owner” (as such term is defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in paragraph (d) of such Rule 13d-3 in the case of rights to acquire the Company’s securities) unless such transactions are approved by the Board of Directors. Notwithstanding the foregoing, a Change in Control Transaction shall not be deemed to occur solely because a person (the “Subject Person”) gained beneficial ownership of more than the permitted amount of the outstanding voting securities as a result of the acquisition of voting securities by the Company which, by reducing the number of voting securities outstanding, increases the proportional number of shares beneficially owned by the Subject Person, provided that if a Change in Control Transaction would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional voting securities which increases the percentage of the then outstanding voting securities beneficially owned by the Subject Person, then a Change in Control Transaction shall occur.

“Disability” means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option, and in the case of a Stock Appreciation Right the value specified on the date of grant that is subtracted from the Fair Market Value when such Stock Appreciation Right is settled.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows: (i) if the Common Stock is listed on a national securities exchange, including the Nasdaq Stock Market, Inc. or is quoted on the NASD OTC Bulletin Board, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange, Nasdaq or the NASD, as the case may be, or if no sale was reported on that date, then on the last preceding date on which such sale took place; (ii) if the Common Stock is not listed on a national securities exchange or the Nasdaq Stock Market, Inc., or quoted on the NASD OTC Bulletin Board, but is traded in the residual over-the-counter market, the last sale price of the Common Stock on such date, as reported by Pinksheets, LLC or similar publisher of such information, or if no sale was reported on that date, then on the last preceding date on which such sale took place; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

“Immediate Family” shall have the definition ascribed to such term in 17 C.F.R. 240.16a-1(e).

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Outside Director” shall mean a person who satisfies the requirements of an “outside director” as set forth in regulations promulgated under Section 162(m) of the Code.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under this Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who receives an Award under this Plan.

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“Performance Award” means a conditional right, granted to a Participant under Section 9, to receive cash, Stock or other Awards or payments, as determined by the Committee, based upon performance criteria specified by the Committee.

“Performance Period” means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for a Performance Award.

“Plan” means this Skinny Nutritional Corp. 2009 Equity Incentive Compensation Plan, as amended from time to time.

“Purchase Price” means the price to be paid for Shares acquired under this Plan pursuant to an Award other than an Option.

“Restricted Stock Award” means an award of Shares pursuant to Section 6.

“Restricted Stock Units” means a right granted under and subject to restrictions pursuant to Section 7 of the Plan.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 19, and any successor security.

“Stock Appreciation Right” or “SAR” means an Award, granted pursuant to Section 8.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to continually provide services as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Trading Day” means any day on which the Company’s Shares are purchased and sold on the principal exchange or market on which such Shares are listed or traded.

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Exhibit A
Skinny Nutritional Corp.
Stock Option Agreement

Holder Name:	Option No.

Number of Options Granted:

Option Price:

Grant Date:

Vesting:

Expiration Date:

— Terms and Conditions —

1.     Grant of Option.  Skinny Nutritional Corp., a Nevada corporation, (the “Company”), hereby grants to the optionee named in this Stock Option Agreement (the “Optionee”) an option (this “Option”) to purchase the Total Number of Shares Subject to Option set forth in this Stock Option Agreement (the “Shares”) at the Exercise Price Per Share set forth in this Stock Option Agreement (the “Exercise Price”), subject to all of the terms and conditions set forth in this Stock Option Agreement (the “Agreement”) and in the Company’s 2009 Equity Incentive Compensation Plan (the “Plan”). If designated as an incentive stock option in this Agreement, this Option is intended to qualify as an “incentive stock option” (“ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986 (the “Code”). If not so designated, this Option shall be a nonqualified stock option (“NQSO”). This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof.

2.     Exercise Period of Option. Subject to the terms and conditions set forth in this Agreement and in the Plan, Optionee may exercise this Option in whole or in part for any Vested Shares, as determined in accordance with Section 8 hereof; provided, however, that this Option shall expire and terminate on the Expiration Date set forth in this Agreement (the “Expiration Date”), or earlier, as provided in Section 4 hereof, and must be exercised, if at all, on or before the Expiration Date.

3.     Restrictions on Exercise. Exercise of this Option is subject to the following limitations:

(a)    This Option may not be exercised unless such exercise is in compliance with the Securities Act of 1933, as amended, and all applicable state securities laws, as they are in effect on the date of exercise.

(b)    This Option may not be exercised until the Plan, or any required increase in the number of shares authorized under the Plan, is approved by the stockholders of the Company.

(c)    If Optionee is now or hereafter determined by the Company to be an officer of the Company subject to the reporting and other requirements set forth in Section 16 of the Securities Exchange Act of 1934 and associated regulations (a “Section 16 Officer”), the exercise of this Option and/or sale of shares issued pursuant to an exercise of this Option shall be subject to such conditions and/or restrictions as may be established from time to time by the Company’s Board of Directors (“Board”) or applicable committee of the Board.

4. Termination of Option. Except as provided below in this Section, this Option shall terminate and may not be exercised if Optionee ceases to provide services as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or Affiliate of the Company (each as defined in the Plan), except in the case of sick leave, military leave, or any other leave of absence approved by the committee appointed by the Board to administer the Plan (the “Committee”) or by any person designated by the Committee, provided that such leave is for a period of not more than ninety days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee or its designee will have sole discretion to determine whether an Optionee has ceased to provide services and the effective date on which the Optionee ceased to provide services (the “Termination Date”).

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(a)    If Optionee ceases to provide services to the Company or any Parent, Subsidiary or Affiliate of the Company for any reason except death or disability, Optionee may exercise this Option to the extent (and only to the extent) that it would have been exercisable upon the Termination Date, within three months after the Termination Date, but in any event no later than the Expiration Date.

(b)    If Optionee ceases to provide services to the Company or any Parent, Subsidiary or Affiliate of the Company because of the death or disability of Optionee, within the meaning of Section 22(e) (3) of the Code, (or the Optionee dies within three months after the Optionee ceases to provide services other than because of such Optionee’s death or disability) the Option may be exercised to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, by Optionee (or the Optionee’s legal representative) within twelve months after the Termination Date, but in any event no later than the Expiration Date.

(c)    Notwithstanding anything to the contrary herein, if Optionee ceases to provide services to the Company or any Parent, Subsidiary or Affiliate of the Company because of Cause (as defined in the Plan) or the Optionee’s actual or alleged commitment of a criminal act or an intentional tort and the Company (or an employee of the Company) is the victim or object of such criminal act or intentional tort or such criminal act or intentional tort results, in the reasonable opinion of the Company, in liability, loss, damage or injury to the Company, then, at the Company’s election, this Option shall not be exercisable and shall terminate upon the Optionee’s Termination Date. Termination by the Company based on Cause or Optionee’s alleged commitment of a criminal act or an intentional tort shall be based on a reasonable investigation of the facts and a determination by the Company that a preponderance of the evidence discovered in such investigation indicates that Optionee is guilty of act.

(d)    Nothing in this Agreement or in the Plan shall confer on Optionee any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company, or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee’s employment or other relationship at any time, with or without cause.

5.     Manner of Exercise.

(a)   This Option shall be exercisable by delivery to the Company of an executed written Notice of Intent to Exercise Stock Option in the form attached hereto, or in such other form as may be approved by the Company (the “Exercise Agreement”), which shall set forth Optionee’s election to exercise this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements regarding Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws.

(b)    Such Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased (i) in cash (by check); (ii) by surrender of shares of Common Stock of the Company that have been owned by the Optionee for more than six months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value (as defined in the Plan) equal to the Exercise Price of the Option; (iii) provided that a public market for the Company’s stock exists, through a “same day sale” commitment from the Optionee and a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the FINRA Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or (iv) by any combination of the foregoing where approved by the Committee, or its designee, in its sole discretion.

(c)    Withholding Taxes. Prior to the issuance of the Shares upon exercise of this Option, Optionee must pay or make adequate provision for any applicable federal or state withholding obligations of the Company.

(d)    Issuance of Shares. Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee’s legal representative or assignee.

 6.    Notice of Disqualifying Disposition of ISO Shares.  If the Option granted to Optionee pursuant to this Agreement is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date which is two years after the Grant Date, or (2) the date one year after exercise of the ISO with respect to which the Shares are to be sold or disposed, the Optionee shall immediately notify the Company in writing of such disposition. Optionee acknowledges that disposition by him within such one (1) year or two (2) year period would disqualify him from capital gain treatment for any gain realized upon such disposition. The Optionee is therefore urged to consult with his individual tax advisor prior to exercising this Option since the exercise of this Option may result in adverse tax consequences including the payment of additional federal and/or state income taxes.

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7.     Nontransferability of Option. This Option may not be transferred in any manner other than by will or by the law of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

8.      Vesting Schedule. Shares that are vested pursuant to the vesting schedule set forth in this Agreement are “Vested Shares” and exercisable hereunder, provided that the Optionee continually provides services to the Company or a Parent, Subsidiary or Affiliate of the Company on the First Vesting Date and on each Succeeding Vesting Date thereafter.

9.      Compliance with Laws and Regulations. The exercise of this Option and the issuance of Shares shall be subject to compliance by the Company and the Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed at the time of such issuance. Optionee understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange or national market system on which the Company’s Common Stock may be listed at the time of such issuance or transfer.

10.    Interpretation. Any dispute regarding the interpretation hereof or of the Plan shall be submitted by Optionee or the Company forthwith to the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on the Company and on Optionee.

11.   Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without reference to principles of choice of laws of such state. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

12.   Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated in this Agreement or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three days after deposit in the United States mail by certified or registered mail (return receipt requested); one business day after deposit with any return receipt express courier (prepaid); or one business day after transmission by facsimile or telecopier.

13.   Investment Representations. Unless the Shares have been registered under the Securities Act of 1933, in connection with the acquisition of this Option, the Optionee represents and warrants as follows:

(a)    The Optionee is acquiring this Option, and upon exercise of this Option, he or she will be acquiring the Shares for investment for his or her own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

(b)    The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his or her business or financial experience, has, and could be reasonably assumed to have, the capacity to protect his or her interests in connection with the acquisition of this Option and the Shares.

14.   Entire Agreement. The Plan and the Exercise Agreement are incorporated in this Agreement by reference. This Agreement constitutes the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof. Subject to the provisions of the Plan, this Agreement may only be amended by a written instrument that is signed by each of the parties hereto.

15.   Designation for Tax Purposes.  To the maximum extent permissible, this Agreement is intended to be treated as an ISO within the meaning of Section 422 of the Code. It is understood and acknowledged by Optionee, however, that all of the options represented by this Agreement may not qualify as ISOs. The Optionee is therefore urged to consult with his individual tax advisor prior to exercising this Agreement since the exercise of this Agreement may result in adverse tax consequences including the payment of additional federal and/or state income taxes.

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IN WITNESS THEREOF, the parties have made and entered into this Agreement in duplicate on the date specified in its preamble.

Skinny Nutritional Corp.

By:
Chief Executive Officer

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ACKNOWLEDGMENT

The Optionee acknowledges receipt of a copy of the 2009 Skinny Nutritional Corp. Equity Incentive Plan (the “Plan”), and represents that he or she has read and is familiar with the terms and provisions thereof and hereby accepts this Option subject to all of the terms and provisions of the Stock Option Agreement and the Plan. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or the Committee upon any questions arising under the Plan.

Date:
Signature of Optionee

Name of Optionee

Address

City, State, Zip Code

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EXHIBIT I
NOTICE OF INTENT TO EXERCISE STOCK OPTION

Skinny Nutritional Corp.

DATE: __ __ \ __ __ \ __ __

PURSUANT to the Stock Option Grants (detailed below) granted to me by Skinny Nutritional Corp. (the “Company”), I hereby notify the company that I wish to exercise my right to purchase shares of common stock as described in the table below. I acknowledge that I have received, read and understood a copy of the Plan and the Stock Option Agreement, and that such are incorporated herein by reference.

Option Grant Number
Grant Date
ISO or NQSO
Option Price Per Share
Number of Shares
Total Option Price
Taxes Due
Total Due to Company

Kindly deliver to the undersigned a certificate representing the Shares.

£     Payment for these shares will be made in a manner as defined in and allowed by the Plan and the Company. Please deliver the shares to the following address:

Name: _______________________________________________________
  (please typewrite or print in block letters)

Address: ______________________________________________________

Dated: ______________________________________________________

Social Security/Tax ID No. ________________________________________

Daytime Telephone Number:_______________________________________

Signature _____________________________________________________

£     I am not a Company Insider.

£   I am a Company Insider and have received pre-clearance approval from the Company.

STATE OF            )
COUNTY OF             )SS.:

 On this __ day of ________ , ______ before me personally came _____________________
to me known and known to me to be the individual described in and who executed the foregoing instrument and (s)he acknowledged to me that (s)he executed the same.

______________________________
Notary Public

Fax this form to the attention of “Corporate Secretary” at the Company’s headquarters, not to your broker.

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YOUR VOTE IS IMPORTANT -- VOTE TODAY IN ONE OF THREE WAYS:

TELEPHONE	INTERNET	MAIL
After you call the ohone number below, you will be asked to enter the control number at the bottom of the page.  You will need to respond to only a few simple questions.  Your vote will be confirmed and cast as directed.  Call toll-free in the U.S. or Canada at 866.702.2536 on a touch-tone telpehone.
	Log-on to https://proxypush.com/itc Enter your control number printed below and vote your proxy by checking the appropriate boxes Click on “Accept Vote”.	If you do not wish to vote by telephone or over the internet. Please complete, sign, date and return the above proxy card in the postage prepaid envelope provided.

All votes must be received by 5:00 pm, Eastern Standard Time July 1, 2009.

CONTROL NUMBER

FOLD AND DETACH HERE

SKINNY NUTRITIONAL CORP.
Annual Meeting of Shareholders – July 2, 2009

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Ronald D. Wilson and Michael Salaman and each of them, as proxies, each with full power of substitution, to represent and vote all the shares of common stock and Series A Preferred Stock of Skinny Nutritional Corp. (the “Company”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Skinny Nutritional Corp. to be held on July 2, 2009 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote:

1.	Election of Directors

	☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY to vote for all
		(except as marked to the contrary below)		nominees listed below

(Instruction:  Please check appropriate box.  To withhold authority for any individual nominee, strike a line through the nominee's name in the list below.)

Nominees for Directors:	Ronald D. Wilson	Michael Salaman	Donald J. McDonald	William R. Sasso

2.           Proposal to approve the amendment of the Company’s Articles of Incorporation to increase the number of shares of Common Stock authorized to be issued to 500,000,000 shares of Common Stock.

FOR	☐	AGAINST	☐	ABSTAIN	☐

3.           Proposal to approve the amendment of the Company’s Articles of Incorporation to increase the number of shares of Preferred Stock authorized to be issued to 2,000,000 shares of Preferred Stock.

FOR	☐	AGAINST	☐	ABSTAIN	☐

4.           Proposal to approve the adoption of the Company’s 2009 Equity Incentive Compensation Plan.

FOR	☐	AGAINST	☐	ABSTAIN	☐

and to vote upon any other business as may properly become before the meeting or any adjournment thereof, all as described in the Proxy Statement dated May 28, 2009,  receipt of which is hereby acknowledged.

Either of the proxies or their respective substitutes who shall be present and acting shall have and may exercise all the powers hereby granted.

(Please date and sign on reverse side)

▼ FOLD AND DETACH HERE ▼

This proxy, when properly executed, will be voted as directed. If no directions to the contrary are indicated, the proxy agents intend to vote FOR the election as directors of the nominees named on this proxy card and FOR the other Proposals.

A majority of the proxy agents present and acting in person, or by their substitutes (or if only one is present and acting, then that one) may exercise all the powers conferred hereby. DISCRETIONARY AUTHORITY IS CONFERRED HEREBY AS TO ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

Date	, 2009

Name

Name (if joint)

(Please date and sign exactly as name appears at left. Each joint owner should sign. Executors, administrators, trustees, etc. should so indicate when signing.)